(As filed with the Securities and Exchange Commission on January 31, 2005)

SECURITIES ACT FILE NO. 333-[                    ]

INVESTMENT COMPANY ACT FILE NO. 811-21615

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.

COAST CORE STRATEGIES FUND

COAST CORE STRATEGIES MANAGED VOLATILITY FUND

(Exact Name of Registrant as Specified in its Charter)

2450 COLORADO AVENUE, SUITE 100

EAST TOWER

SANTA MONICA, CALIFORNIA 90404

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (310) 576-3500

CHRISTOPHER D. PETITT

CHIEF OPERATING OFFICER

COAST ASSET MANAGEMENT L.P.

2450 COLORADO AVENUE, SUITE 100

EAST TOWER

SANTA MONICA, CALIFORNIA 90404

(Name and Address of Agent for Service)

COPY TO:	RONALD M. FEIMAN, ESQ. Mayer, Brown, Rowe & Maw LLP 1675 Broadway New York, New York 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will be effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                 .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Coast Core Strategies Fund Shares of Beneficial Interest	350,000	$1,000.00	$350,000,000.00	$41,195.00
Coast Core Strategies Managed Volatility Fund Shares of Beneficial Interest	150,000	$1,000.00	$150,000,000.00	$17,655.00

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Information to be included in Part B is set forth in Part B to this Registration Statement.

Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this preliminary prospectus (the “Prospectus”) is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

[CROSS REFERENCE SHEET]

Item Number	Caption	Location in Registration Statement

1.	Outside Front Cover Page	Outside Front Cover Page

2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page

3.	Fee Table and Synopsis	Summary; Management of the Trusts and Fees; Summary of Trust Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Outside Front Cover Page; Distribution Arrangements

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Use of Proceeds

8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective and Principal Strategies; Risk Factors

9.	Management	Management of the Trusts and Fees; Use of Proceeds

10.	Capital Stock, Long-Term Debt, and Other Securities	Distribution Policy; Taxes

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Not Applicable

14.	Cover Page of SAI	Not Applicable

15.	Table of Contents of SAI	Not Applicable

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Objective and Principal Strategies

18.	Management	Management of the Trusts and Fees; Board of Trustees, Officers

19	Control Persons and Principal Holders of Securities	Board of Trustees, Officers; Share Ownership

20.	Investment Advisory and Other Services	Investment Management Services

21.	Brokerage Allocation and Other Practices	Conflicts of Interests; Brokerage

22.	Tax Status	Tax Aspects

23.	Financial Statements	Financial Statements

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS	Dated , 2005

Coast Core Strategies Fund

Coast Core Strategies Managed Volatility Fund

Shares of Beneficial Interest

$1,000.00 per Share

Shares are being offered through this Prospectus in Coast Core Strategies Fund and Coast Core Strategies Managed Volatility Fund. Qualified investors may accept the offer to purchase shares of beneficial interest (“Shares”) of either or both of such funds on the terms and conditions set forth in this Prospectus. In making an investment decision, investors must rely upon their own examination of Coast Core Strategies Fund and Coast Core Strategies Managed Volatility Fund and the terms of the offering, including the merits and risks involved. The Shares have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares of Coast Core Strategies Fund or Coast Core Strategies Managed Volatility Fund offered hereby. Any representation to the contrary is a criminal offense.

To All Investors

Shares are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Shares are not deposits or other obligations of, and are not guaranteed by, any bank. Shares are subject to investment risks, including the possible loss of the full amount invested.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares of Coast Core Strategies Fund or Coast Core Strategies Managed Volatility Fund in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning Coast Core Strategies Fund or Coast Core Strategies Managed Volatility Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus or the exhibits hereto.

This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in Coast Core Strategies Fund or Coast Core Strategies Managed Volatility Fund for such investor.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust of Coast Core Strategies Fund or the Declaration of Trust of Coast Core Strategies Managed Volatility Fund, the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for up to two (2) years from the date that a repurchase request has been made by an investor.

For Georgia residents only

These securities have been issued or sold in reliance on paragraph (13) of code section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

The Trusts. Coast Core Strategies Fund and Coast Core Strategies Managed Volatility Fund (each, a “Trust” and together, the “Trusts”) are newly organized, non-diversified, closed-end management investment companies. The Investment Objectives and Strategies associated with the Trusts are separately described herein.

This Prospectus concisely provides the information that a prospective investor should know about the Trusts before investing. Shareholders are advised to read this Prospectus carefully and to retain it for future reference.

Shares of the Trusts are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shareholders should rely only on the information contained in this Registration Statement. The Trusts have not authorized anyone to provide Shareholders with different information. The Trusts are not making an offer of these securities in any state where the offer is not permitted. Shareholders should not assume that the information provided in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

ii

SUMMARY

This is only a summary. This summary may not contain all of the information that Shareholders should consider before investing in the Trusts. Shareholders should review the more detailed information contained in this Prospectus dated [•, 2005] that has been filed with the Securities and Exchange Commission (the “SEC”), especially the information set forth under the heading “Risk Factors.”

The Trusts and Shares of the Trusts	Coast Core Strategies Fund and Coast Core Strategies Managed Volatility Fund (each, a “Trust” and together, the “Trusts”) are closed-end, management investment companies organized as Massachusetts business trusts on [ ], 2004 and [ ], 2005, respectively. The Trusts are non-diversified. That means that under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are not limited in the amount of assets that they may invest in any single issuer of securities. However, the Trusts intend to diversify their assets to the extent required under the Internal Revenue Code so that each Trust can separately qualify as a “regulated investment company” for Federal tax purposes. As such, an investment may be suitable for certain tax-exempt investors. See “ERISA Considerations.”

The Trusts will each represent a separate portfolio. Other than with respect to the use of leverage (as described below), the investment objective and strategies of the Trusts are the same and the Investment Manager intends to invest in the same portfolio assets for each Trust. The Coast Core Strategies Fund will leverage its investments by “borrowing” money in amounts up to the asset coverage limits of the 1940 Act of less than 300% with respect to indebtedness. See “Borrowing; Use of Leverage.” The Coast Core Strategies Managed Volatility Fund will not, as a general rule, leverage its investments (although strategies implemented by the Advisors (as defined below) typically are leveraged).

Coast Core Strategies Fund Investment Objective and Strategy	The Coast Core Strategies Fund’s investment objective is to achieve capital appreciation primarily through the market neutral or relative value trading of the trading advisors (“Advisors”) selected by Coast Asset Management L.P., the investment manager of the Trusts (the “Investment Manager”). In addition to selecting funds managed by outside Advisors, the Investment Manager acts as an Advisor through the investment of a portion of the Trusts’ assets in a separate account or one or more funds managed by the Investment Manager (to the extent permitted by law or to the extent that the Investment Manager obtains an order from the SEC permitting it to do so). The Investment Manager will not charge the Trusts any fees (including incentive fees) with respect to any of the Trusts’ assets that are invested in one or more funds managed by the Investment Manager. Generally, the Investment Manager intends to select Advisors utilizing primarily market neutral or relative value trading and investing strategies. However, the Investment Manager may also retain Advisors who utilize other strategies. The Investment Manager will not invest more than 30% of each Trust’s assets in any one strategy.

The Investment Manager believes that the objective of achieving high rates of return while controlling risks can be met through broad asset management utilizing a number of independent Advisors that collectively employ widely assorted investment strategies and engage in such techniques as fundamental analysis and statistical and quantitative modeling. The Investment Manager pursues the Trusts’ objective by investing the Trusts’ assets with each Advisor either directly by becoming a participant in an investment vehicle operated by the Advisor (an “Advisor Fund”) or by placing assets in an account directly managed by the Advisor, or indirectly such as through derivative transactions including swaps and options with creditworthy counterparties. Although it is not required to do so, the Investment Manager anticipates that the Trusts will typically utilize, directly or indirectly, at least 20 different Advisors, but the Investment Manager could utilize a significantly higher or lower number of Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Trusts may have exposure through the Advisors in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, U.S. and non-U.S. government and U.S. federal agency or instrumentality issued or guaranteed securities, floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), as well as repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and other derivative instruments.

Coast Core Strategies Managed Volatility Fund Investment Objective and Strategy

The Coast Core Strategies Managed Volatility Fund’s investment objective is to achieve capital appreciation primarily through the market neutral or relative value trading of the trading advisors (“Advisors”) selected by Coast Asset Management L.P., the investment manager of the Trusts (the “Investment Manager”). In addition to selecting funds managed by outside Advisors, the Investment Manager acts as an Advisor through the investment of a portion of the Trusts’ assets in a separate account or one or more funds managed by the Investment Manager (to the extent permitted by law or to the extent that the Investment Manager obtains an order from the SEC permitting it to do so). The Investment Manager will not charge the Trusts any fees (including incentive fees) with respect to any of the Trusts’ assets that are invested in one or more funds managed by the Investment Manager. Generally, the Investment Manager intends to select Advisors utilizing primarily market neutral or relative value trading and investing strategies. However, the Investment Manager may also retain Advisors who utilize other strategies. The Investment Manager will not invest more than 30% of each Trust’s assets in any one strategy.

The Investment Manager believes that the objective of achieving high rates of return while controlling risks can be met through broad asset management utilizing a number of independent Advisors that collectively employ widely assorted investment strategies and engage in such techniques as fundamental analysis and statistical and quantitative modeling. The Investment Manager pursues the Trusts’ objective by investing the Trusts’ assets with each Advisor either directly by becoming a participant in an investment vehicle operated by the Advisor (an “Advisor Fund”) or by placing assets in an account directly managed by the Advisor or directly such as through derivative transactions including swaps and options with creditworthy counterparties. Although it is not required to do so, the Investment Manager anticipates that the Trusts will typically utilize, directly or indirectly, at least 20 different Advisors, but the Investment Manager could utilize a significantly higher or lower number of Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Trusts may have exposure through the Advisors in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, U.S. and non-U.S. government and U.S. federal agency or instrumentality issued or guaranteed securities, floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), as well as repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and other derivative instruments.

The Investment Manager	Coast Asset Management L.P. serves as the Trusts’ investment manager and provides day-to-day investment management services to the Trusts. As part of a corporate restructuring, Coast Asset Management L.P. acquired all the assets and liabilities and succeeded to the business of Coast Asset Management Corporation, a Delaware corporation formed in March 1991 (throughout this Prospectus, Coast Asset Management L.P. and its predecessor shall be referred to as the “Investment Manager”). The Investment Manager’s main business address is 2450 Colorado Avenue, Suite 100 East Tower, Santa Monica, California 90404, Telephone 310-576-3500, Facsimile 310-576-3512. The Investment Manager is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor under the Commodity Exchange Act as amended (the “CE Act”), and is a member of the National Futures Association (the “NFA”) in such capacities. The Investment Manager is also registered as an investment adviser with the SEC under the Advisers Act. For further information about the Investment Manager, see Part II of its Form ADV, which is its registration statement with the SEC, and which is attached hereto as Exhibit B. For historical performance information regarding private investment funds managed by the Investment Manager that have investment objectives, policies, strategies and risks that are substantially similar to those of the Trusts, See “Prior Performance of Investment Manager.”

Management Fee	The Trusts will each pay the Investment Manager a monthly fee (the “Management Fee”) computed at the annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of each calendar month.

Incentive Fee	In addition, an annual incentive fee will be paid to the Investment Manager generally equal to 15% of the amount by which the sum of each Trust’s net realized and unrealized capital gains or losses exceeds the annualized average three month U.S. Treasury bill yield, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized and unrealized gains. The incentive fee structure presents risks that are not present in investment companies without an incentive fee. The overall fees payable by the Trusts will be much higher than those paid by most other funds. See “Management of the Trusts and Fees” for the details of such calculations.

Fees of Advisors	The Advisors charge their own management fees and performance allocations, and the Trusts bears their pro rata share of the management and performance charges to the Advisor Funds in which the Trusts have exposure, directly or indirectly. Such management fees may be in the range of 1% to 3% of assets under management, and such performance allocation may be in the range of 10-25% of new net profits of the Advisor Funds or Advisor Accounts.

The Administrator	The Trusts have retained Coast Asset Management L.P. (the “Administrator”) to provide certain administrative services to the Trusts. The Administrator has retained U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”) to assist the Administrator in providing such administrative services to the Trusts. Fees payable to the Administrator for these services and reimbursement for the Administrator’s out-of-pocket expenses will be paid by the Trusts. The Administrator will be responsible for the payment of fees paid to the Sub-Administrator.

Administration Fee	In consideration for providing administrative services, the Trusts will each pay the Administrator a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Shares determined as of the last day of each calendar month (the “Administration Fee”).

Borrowing, Use of Leverage

Coast Core Strategies Fund

The Coast Core Strategies Fund leverages its investments with the Advisors by “borrowing” in amounts up to the asset coverage limits of the 1940 Act of less than 300% with respect to indebtedness. In addition, the strategies implemented by the Advisors typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may use various methods to leverage investments including (i) borrowings, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade actual capital (notional equity) in excess of the equity actually available in their accounts or (iv) a combination of these methods.

Coast Core Strategies Managed Volatility Fund

The Coast Core Strategies Managed Volatility Fund generally will not leverage its investments, although strategies implemented by the Advisors typically are leveraged. Although the Coast Core Strategies Managed Volatility Fund generally will not leverage its investments, if the Coast Core Strategies Managed Volatility Fund experiences a liquidity shortfall or if the Investment Manager otherwise determines that it is in the best interest of the Coast Core Strategies Managed Volatility Fund, the Coast Core Strategies Managed Volatility Fund may “borrow,” on a temporary basis, up to approximately 50 cents for each dollar of equity.

The Trusts are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of their indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of each Trust’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Advisor Funds and, therefore, the Trusts’ portfolio may be exposed to the risk of highly leveraged investment programs of certain Advisor Funds. The Asset Coverage Requirement will apply to borrowings by Advisor Accounts, as well as to other transactions by Advisor Accounts that can be deemed to result in the creation of a “senior security.”

Risk Factors	An investment in the Trusts involves substantial risks, including the risk that the entire amount invested may be lost. The Trusts invest in Advisor Funds and gain exposure to the performance of Advisor and Advisor Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Trusts, including risks relating to the multi-manager structure of the Trusts, risks relating to compensation arrangements and risks relating to the limited liquidity of Shares. Some of these additional risks include:

•      General Economic and Market Conditions

•      Highly Volatile Markets

•      Risks of Securities Activity

•      Illiquid Portfolio Investments

•      Industry Concentration

•      Limited Liquidity

Accordingly, the Trusts should be considered a speculative investment, and you should invest in the Trusts only if you can sustain a complete loss of your investment. See “Risk Factors.”

Investor Qualifications	Shares will be sold only to investors who complete a Subscription Agreement, attached hereto as Exhibit A, where they represent that they satisfy the investor qualifications. Generally, a natural person must have a net worth in excess of $1,500,000, or have at least $750,000 of his or her assets under the investment management of the Investment Manager or its affiliates, and a company must have total assets in excess of $5,000,000. Certain employees of the Investment Manager and its affiliates may also acquire Shares. In addition, Shares are offered only to investors that are U.S. persons for Federal income tax purposes.

The Offering	The Trusts are offering Shares of beneficial interest at $1,000.00 per Share (subject to reduction as set forth below) through Coast Asset Securities L.L.C. (the “Distributor”) or through brokers or dealers that have entered into selling agreements with the Distributor (“Selling Agents”). Shareholders must purchase at least 100 Shares ($100,000). The minimum additional investment by existing Shareholders is 50 Shares ($50,000). The Trusts will each pay the Distributor and each Selling Agent that enters into a shareholder servicing agreement with the Trusts a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding Shares beneficially owned by customers of the Distributor or such Selling Agent, subject to reduction over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. (the “NASD”).

Distribution Policy	Dividends. The amount of any dividends the Trusts pay may vary over time, depending on market conditions, the composition of the Trusts’ investment portfolio and the expenses borne by the Trusts.

Capital Gains Distributions. An Advisor Fund may realize capital gains on the sale of portfolio securities. If they do, the Trusts will make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Trusts reserve the right, subject to appropriate regulatory approval, as necessary, to distribute capital gains more frequently.

Closed-End Structure	The Trusts have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that Shareholders of a closed-end fund do not have the right to redeem their Shares on a daily basis.

Quarterly Repurchase Offers	In order to provide a limited degree of liquidity to Shareholders, the Trusts intend to conduct quarterly repurchase offers as of the last business day of each December, March, June, and September, provided that it is then in the best interests of the Trusts and the Shareholders to do so. The Trusts intend to commence the first repurchase offer in July 2005 and to complete it in September 2005. In each repurchase offer, the Trusts intend to offer to repurchase up to 25% of each Trust’s outstanding Shares at their net asset value. If the number of Shares tendered for repurchase exceeds the number the Trusts intend to repurchase, the Trusts will repurchase Shares on a pro-rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Trusts. Assets held to satisfy repurchase offers will not be invested with Advisors, which may adversely affect the Trusts’ return. See “Repurchase Offers.”

To the extent the Trusts finance the payment of repurchase proceeds by selling Trust investments that are liquid, the Trusts will hold a larger proportion of their total assets in illiquid securities. Also, the sale of portfolio securities to finance the repurchase of Shares could reduce the market price of those securities, which would in turn reduce the Trusts’ net asset value. See “Risk Factors - Repurchase Offers.”

Additional Sales of Shares	The Trusts may, at some time in the future, conduct additional sales of their Shares at a price not to exceed the Shares’ net asset value to existing Shareholders of the Trusts who continue to be qualified to invest in the Trusts. Such sales may include monthly sales of Shares offered under this Prospectus and then subsequently repurchased by the Trusts as provided herein. Such sales will not commence until the Trusts have invested a substantial portion of the proceeds from this offering. See “Repurchase Offers,” “Repurchase Procedures.”

Coast Core Strategies Fund Investment Objectives. The investment objective of the Coast Core Strategies Fund is to achieve capital appreciation primarily through the market neutral or relative value trading of the trading advisors (“Advisors”) selected by Coast Asset Management L.P., the investment manager of the Trusts (the “Investment Manager”).

Coast Core Strategies Fund Investment Portfolio. The Coast Core Strategies Fund was formed to allow sophisticated investors to participate in a professionally managed portfolio of investments on a leveraged basis. In addition to selecting funds managed by outside Advisors, the Investment Manager acts as an Advisor through the investment of a portion of the Trusts’ assets in a separate account or one or more funds managed by the Investment Manager (to the extent permitted by law or to the extent that the Investment Manager obtains an order from the SEC permitting it to do so). The Investment Manager will not charge the Trusts any fees (including incentive fees) with respect to any of the Trusts’ assets that are invested in one or more funds managed by the Investment Manager. Generally, the Investment Manager intends to select Advisors utilizing primarily market neutral or relative value trading and investing strategies. A market neutral strategy is an investment strategy that aims to produce almost the same profit regardless of market circumstances, often by taking a combination of long and short positions. A relative value trading strategy is an investment strategy whereby the manager focuses on the price of a security relative to the intrinsic worth of the underlying business. However, the Investment Manager may also retain Advisors who utilize other strategies. The Investment Manager will not invest more than 30% of each Trust’s assets in any one strategy. The strategies employed by the Advisor Funds may include but are not limited to:

•	Capital Structure Arbitrage – the objective of this strategy is to take advantage of pricing differences in pricing and/or changes in the historical pricing relationship between different securities of the same issuer. Sometimes managers in this strategy will also trade pairs of issuers.

•	Convertible Bond Arbitrage - this strategy is identified by hedge investing in the convertible securities of a company. A typical investment is to be long the convertible bond and short the common stock of the same company. There may additional hedging of risk factors such as credit and interest rates.

•	Distressed - managers investing in any security of a company in financial distress or already in default. Distressed managers may short high yield bonds or other credit instruments to hedge the portfolio and can include capital structure arbitrage trades within the portfolio.

•	Equity Hedged – a long/short equity strategy that tends to be long biased coupled with a hedge overlay to reduce the inherent market exposure.

•	Event Driven - designed to capture price movement generated by a significant pending corporate event such as a merger, corporate restructuring, liquidation, bankruptcy, reorganization, etc.

•	Fixed Income Arbitrage - a fixed income arbitrageur aims to profit from price anomalies between related interest rate securities while neutralizing exposure to interest rate risk.

•	Futures Strategy - this strategy invests in listed financial and commodity futures markets and currency markets around the world. Trading disciplines may be systematic, discretionary, or some combination of both.

•	Long/Short Equity Qualitative - this strategy involves equity investing on both the long and short side of the market and the managers tend to have a low net exposure. Portfolio construction generally involves fundamental, subjective, bottoms up analysis of individual company and security information.

•	Long/Short Equity Sector Specific – this strategy is the same as Long/Short Equity Qualitative, except that the managers concentrate their holdings in a particular sector.

•	Long/Short Equity Quantitative – this strategy involves equity investing on both the long and short side of the market and the managers tend to have a low net exposure. Portfolio construction generally involves quantitative or model driven company, security and/or market specific analysis.

•	Long/Short High Yield - managers invest both long and short in non-investment grade debt as either a relative value or directional trading opportunity.

•	Multiple Strategy - multi-strategy funds are characterized by their ability to dynamically allocate capital among strategies falling within several disciplines.

•	Option Strategies – take positions in listed or OTC options markets. Many involve arbitrage but typically have a long-volatility bias.

•	Short Biased – this is a long/short equity strategy where the managers maintain a net short exposure.

•	Short Credit Spread – fixed income managers who tend to profit from a widening of credit spreads.

•	Statistical Arbitrage - this investment strategy is designed to exploit short-term equity market inefficiencies and usually involves being simultaneously long and short matched equity pairs on portfolios of the same size within a country. Market neutral portfolios are designed to be either beta or currency neutral, or both. Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures.

With respect to any portion of the Trusts’ assets that the Investment Manager manages in a separate account or invests in one or more funds managed by it, the Investment Manager intends to manage such assets in accordance with the overall investment objectives of the Trusts.

Borrowing; Use of Leverage.

The Coast Core Strategies Fund leverages its investments with the Advisors by “borrowing” money to the extent permitted by the 1940 Act. The Trusts are not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness. The 1940 Act also provides that the Trusts may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300%. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that a Trust’s total assets equal 300%, of the total outstanding principal balance of indebtedness. (By way of example, if a Shareholder invested $100 in the Coast Core Strategies Fund, the Coast Core Strategies Fund may borrow up to $50). In addition, the strategies implemented by the Advisors typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may use various methods to leverage investments including (i) borrowings, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade actual capital (notional equity) in excess of the equity actually available in their accounts or (iv) a combination of these methods.

The Investment Manager believes that the objective of achieving high rates of return while controlling risks can be met through broad asset management utilizing a number of independent Advisors that collectively employ widely assorted investment strategies and engage in such techniques as fundamental analysis and statistical and quantitative modeling. The Investment Manager pursues the Trusts’ objective by investing the Trusts’ assets with each Advisor either directly by becoming a participant in an investment vehicle operated by the Advisor (an “Advisor Fund”) or by placing assets in an account directly managed by the Advisor, or indirectly such as through derivative transactions including swaps and options with creditworthy counterparties. Although it is not required to do so, the Investment Manager anticipates that the Trusts will typically utilize, directly or indirectly, at least 20 different Advisors, but the Investment Manager could utilize a significantly higher or lower number of Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Trusts may have exposure through the Advisors in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, securities and other financial instruments issued or guaranteed by the U.S. government or federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality, such other financial instruments including floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and other derivative instruments.

Each Trust’s performance is dependent upon the aggregate performance of the Advisors and the allocation of Trusts assets among the Advisors, as well as the individual selection of securities and commodities and the investment allocations made by the Advisors.

Coast Core Strategies Managed Volatility Fund Investment Objectives. The investment objective of the Coast Core Strategies Managed Volatility Fund is to achieve capital appreciation primarily through the market neutral or relative value trading of the trading advisors (“Advisors”) selected by Coast Asset Management L.P., the investment manager of the Trusts (the “Investment Manager”).

Coast Core Strategies Managed Volatility Fund Investment Portfolio. The Coast Core Strategies Managed Volatility Fund was formed to allow sophisticated investors to participate in a professionally managed portfolio of investments on an unleveraged basis. In addition to selecting funds managed by outside Advisors, the Investment Manager acts as an Advisor through the investment of a portion of the Trusts’ assets in a separate account or one or more funds managed by the Investment Manager (to the extent permitted by law or to the extent that the Investment Manager obtains an order from the SEC permitting it to do so). The Investment Manager will not charge the Trusts any fees (including incentive fees) with respect to any of the Trusts’ assets that are invested in one or more funds managed by the Investment Manager. Generally, the Investment Manager intends to select Advisors utilizing primarily market neutral or relative value trading and investing strategies. A market neutral strategy is an investment strategy that aims to produce almost the same profit regardless of market circumstances, often by taking a combination of long and short positions. A relative value trading strategy is an investment strategy whereby the manager focuses on the price of a security relative to the intrinsic worth of the underlying business. The Investment Manager will not invest more than 30% of each Trust’s assets in any one strategy. The strategies employed by the Advisor Funds may include but are not limited to:

•	Capital Structure Arbitrage – the objective of this strategy is to take advantage of pricing differences in pricing and/or changes in the historical pricing relationship between different securities of the same issuer. Sometimes managers in this strategy will also trade pairs of issuers.

•	Convertible Bond Arbitrage - this strategy is identified by hedge investing in the convertible securities of a company. A typical investment is to be long the convertible bond and short the common stock of the same company. There may additional hedging of risk factors such as credit and interest rates.

•	Distressed - managers investing in any security of a company in financial distress or already in default. Distressed managers may short high yield bonds or other credit instruments to hedge the portfolio and can include capital structure arbitrage trades within the portfolio.

•	Equity Hedged – a long/short equity strategy that tends to be long biased coupled with a hedge overlay to reduce the inherent market exposure.

•	Event Driven - designed to capture price movement generated by a significant pending corporate event such as a merger, corporate restructuring, liquidation, bankruptcy, reorganization, etc.

•	Fixed Income Arbitrage - a fixed income arbitrageur aims to profit from price anomalies between related interest rate securities while neutralizing exposure to interest rate risk.

•	Futures Strategy - this strategy invests in listed financial and commodity futures markets and currency markets around the world. Trading disciplines may be systematic, discretionary, or some combination of both.

•	Long/Short Equity Qualitative - this strategy involves equity investing on both the long and short side of the market and the managers tend to have a low net exposure. Portfolio construction generally involves fundamental, subjective, bottoms up analysis of individual company and security information.

•	Long/Short Equity Sector Specific – this strategy is the same as Long/Short Equity Qualitative, except that the managers concentrate their holdings in a particular sector.

•	Long/Short Equity Quantitative – this strategy involves equity investing on both the long and short side of the market and the managers tend to have a low net exposure. Portfolio construction generally involves quantitative or model driven company, security and/or market specific analysis.

•	Long/Short High Yield - managers invest both long and short in non-investment grade debt as either a relative value or directional trading opportunity.

•	Multiple Strategy - multi-strategy funds are characterized by their ability to dynamically allocate capital among strategies falling within several disciplines.

•	Option Strategies – take positions in listed or OTC options markets. Many involve arbitrage but typically have a long-volatility bias.

•	Short Biased – this is a long/short equity strategy where the managers maintain a net short exposure.

•	Short Credit Spread – fixed income managers who tend to profit from a widening of credit spreads.

•	Statistical Arbitrage - this investment strategy is designed to exploit short-term equity market inefficiencies and usually involves being simultaneously long and short matched equity pairs on portfolios of the same size within a country. Market neutral portfolios are designed to be either beta or currency neutral, or both. Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures.

With respect to any portion of the Trusts’ assets that the Investment Manager manages in a separate account or invests in one or more funds managed by it, the Investment Manager intends to manage such assets in accordance with the overall investment objectives of the Trusts.

Borrowing; Use of Leverage.

The Coast Core Strategies Managed Volatility Fund generally will not leverage its investments, although strategies implemented by the Advisors typically are leveraged. Although the Coast Core Strategies Managed Volatility Fund generally will not leverage its investments, if the Coast Core Strategies Managed Volatility Fund experiences a liquidity shortfall or if the Investment Manager otherwise determines that it is in the best interest of the Coast Core Strategies Managed Volatility Fund, the Coast Core Strategies Managed Volatility Fund may “borrow,” on a temporary basis, up to approximately 50 cents for each dollar of equity.

The Investment Manager may also retain Advisors who utilize other strategies. With respect to any portion of the Trusts’ assets that the Investment Manager manages in a separate account or invests in one or more funds managed by it, the Investment Manager intends to manage such assets in accordance with the overall investment objectives of the Trusts.

The Investment Manager believes that the objective of achieving high rates of return while controlling risks can be met through broad asset management utilizing a number of independent Advisors that collectively employ widely assorted investment strategies and engage in such techniques as fundamental analysis and statistical and quantitative modeling. The Investment Manager pursues the Trusts’ objective by investing the Trusts’ assets with each Advisor either directly by becoming a participant in an investment vehicle operated by the Advisor (an “Advisor Fund”) or by placing assets in an account directly managed by the Advisor, or indirectly such as through derivative transactions including swaps and options with creditworthy counterparties. Although it is not required to do so, the Investment Manager anticipates that the Trusts will typically utilize, directly or indirectly, at least 20 different Advisors, but the Investment Manager could utilize a significantly higher or lower number of Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Trusts may have exposure through the Advisors in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, securities and other financial instruments issued or guaranteed by the U.S. government or federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality, such other financial instruments including floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and other derivative instruments.

Each Trust’s performance is dependent upon the aggregate performance of the Advisors and the allocation of Trusts assets among the Advisors, as well as the individual selection of securities and commodities and the investment allocations made by the Advisors.

Lack of Trading Market. The Shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Shares.

Restrictions on Transfer. The Shares may not be transferred without first obtaining the consent of the Trusts, and may not be transferred unless the transfer meets the relevant provisions of the applicable Declaration of Trust of the Trusts. Transferees must meet the eligibility requirements applicable to investors at the time of transfer, e.g., they must be “Qualified Clients,” as defined herein.

Investing in the Shares of the Trusts involves a high degree of risk. See “Risk Factors” beginning on page 19.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Investment Manager is registered with the CFTC as a commodity pool operator and commodity trading advisor under the CE Act, and is a member of the NFA in such capacities.

Investor Qualifications and Purchase Terms. Shares are generally offered only to investors who have a net worth of more than $1,500,000 (for natural persons) or total assets in excess of $5,000,000 (for companies), and who otherwise meet the investor qualification standards. The minimum initial investment is $100,000 and the minimum additional investment is $50,000. Prospective investors will be required to complete a Subscription Agreement, attached hereto as Exhibit A, in order to acquire Shares. See “Investor Qualifications.”

Investment Manager. Coast Asset Management L.P. serves as the Trusts’ investment manager and provides day-to-day investment management services to the Trusts. As part of a corporate restructuring, Coast Asset Management L.P. acquired all the assets and liabilities, and succeeded to the business of Coast Asset Management Corporation, a Delaware corporation formed in

March 1991 (throughout this Prospectus, Coast Asset Management L.P. and its predecessor shall be referred to as the “Investment Manager”). The Investment Manager’s main business address is 2450 Colorado Avenue, Suite 100, East Tower, Santa Monica, California 90404, Telephone 310-576-3500, Facsimile 310-576-3512. The Investment Manager is registered with the CFTC as a commodity pool operator and commodity trading advisor under the CE Act, and is a member of the NFA in such capacities. The Investment Manager is also registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2004, the Investment Manager had in excess of $4.4 billion of assets under management.

The Investment Manager will have responsibility for selecting Advisors and determining the portion of the Trusts’ assets to be allocated to each Advisor. It will consider various criteria in selecting Advisors, including among others: the historical investment performance of the Advisor; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy; the quality and stability of the Advisor’s organization; and whether key personnel of the Advisor have substantial investments in the Advisor’s investment program.

Management Fee. The Trusts will each pay the Investment Manager a management fee at an annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of the month.

Incentive Fee. In addition, an annual incentive fee will be paid to the Investment Manager generally equal to 15% of the amount by which each Trust’s net realized and unrealized gains or losses and net investment income or loss for the quarter exceeds the annualized average three month U.S. Treasury bill yield, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized and unrealized gains. The incentive fee structure presents risks that are not present in investment companies without an incentive fee. The overall fees payable by the Trusts will be much higher than those paid by most other funds. See “Management of the Trusts and Fees.”

Repurchase Offers. In order to provide a limited degree of liquidity to Shareholders, the Trusts intend to make quarterly offers to repurchase up to 25% of their outstanding Shares at their net asset value. Tendering Shareholders may not have all of their tendered Shares repurchased by the Trusts. The Trusts intend to commence their first quarterly repurchase offer in July 2005, and effect such repurchases as of the last business day of September 2005. See “Repurchase Offers.”

Additional Sales of Shares. The Trusts may, at some time in the future, conduct additional sales of their Shares at a price not to exceed the Shares’ net asset value to existing Shareholders of the Trusts who continue to be qualified to invest in the Trusts. Such sales may include monthly sales of Shares offered under this Prospectus and then subsequently repurchased by the Trusts as provided herein. Such sales will not commence until the Trusts have invested a substantial portion of the proceeds from this offering.

SUMMARY OF TRUST EXPENSES

The following table illustrates the expenses and fees that each Trust separately expects to incur and that Shareholders of such Trust can expect to bear.

Shareholder Transaction Expenses

Maximum Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge on Reinvested Distributions	None
Maximum Early Withdrawal Charge	None

Annual Expenses* (except any interest expense, as a percentage of net assets attributable to shares)

Management Fee	1.00%
Shareholder Servicing Fees	0.50%
Administration Fee	0.25%
Other expenses	[0.10%]

Total annual expenses (other than interest expense)*	[1.85%]

Annual Incentive Fee	15% of the amount by which the increase in the Trust’s net assets due to investment operations exceeds the annualized average three month U.S. Treasury bill yield**

*	Total annual expenses excludes indirect investment advisory fees, performance compensation and other expenses incurred by Portfolio Funds and Portfolio Accounts in which the Trust invests. Generally, such fees, if applicable, range from 1% to 3% (annualized) of the average value of the Trust’s investment, and performance compensation ranges from 10% to 25% of the capital appreciation in the Trust’s investment for the year.

**	The incentive fee accrual will be reduced to the extent there have been declines in net assets due to investment operations that have not already been recovered. The incentive fee accrual is calculated based on unrealized as well as realized gains. See “Management of the Trusts and Fees – Incentive Fee.”

The purpose of the table above is to assist Shareholders in understanding the various costs and expenses Shareholders would bear directly or indirectly as a Shareholder of a Trust. The annual “Other expenses” shown above are estimated, based on net assets of the Trusts of $           million, and include expenses of approximately $                     incurred in connection with the initial organization of the Trusts. The Trusts will also pay organizational and offering expenses estimated to be $                     for each Trust, which will be charged to each Trust’s capital at commencement of operations and are not included in “Total annual expenses” above. For a more complete description of the various costs and expenses of the Trusts, see “Management of the Trusts and Fees.”

The following example provides an illustration of expenses which may be paid by Shareholders in respect of an investment in the Trusts:

Example	1 Year	3 Years	5 Years	10 Years
Shareholders would pay the following:
expenses on a $1,000 investment, assuming a 5% annual return:	$	$	$	$

The example includes an accrual for the incentive fee. The incentive fee accrual is calculated as a percentage of the increase in each Trust’s net assets due to investment operations, not as a percentage of their average daily net assets. As a result, the dollar amounts in the example could be significantly higher if the Trusts’ actual rate of return exceeds 5%.

Shareholders should be aware that the example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Trusts’ actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Lastly, Shareholders should note that the Trusts’ organizational and offering expenses are not reflected in the example.

RISK FACTORS

All investments carry risks to some degree. An investment in the Trusts involves substantial risks, including the risk that the entire amount invested may be lost. The Trusts invest in Advisor Funds (or opens Advisor Accounts) and gain exposure to the performance of Advisor and Advisor Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Trusts, including risks relating to the multi-manager structure of the Trusts, risks relating to compensation arrangements and risks relating to the limited liquidity of Shares.

GENERAL RISKS

Lack of Operating History of the Trusts. The Trusts are newly organized investment companies with no previous operating history. The Trusts may not succeed in meeting their objective, and the Trusts’ net asset value may decrease. The investment experience of the Trusts is expected to differ from the investment experience of other funds managed by the Investment Manager, as none of the other funds managed by the Investment Manager is a registered investment company and so are not subject to limitations with respect to affiliated transactions and the use of leverage to obtain investment results.

Lack of Operating History of Advisor Funds. Certain Advisor Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager may evaluate the past investment performance of the applicable Advisors or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Advisor Fund. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Trusts’ investment program should be evaluated on the basis that there can be no assurance that the Investment Manager’s assessments of Advisors, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Trusts may not achieve their investment objective and the Trusts’ net asset value may decrease.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Trusts is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Trusts will be able to identify and complete attractive investments in the future or that they will be able to invest fully their subscriptions. Similarly, identification of attractive investment opportunities by Advisor Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Advisor, an Advisor Fund may not be permitted to take advantage of the opportunity.

Control Positions. Advisor Funds may take control of positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Advisor Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Advisor Funds, the Advisor Funds likely would suffer losses on their investments.

Non-Diversified Status. The Trusts are “non-diversified” under the 1940 Act. That means that the Trusts are not subject to limitations under the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer, market segment or Advisor Fund. The Trusts’ net asset value may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Trusts more flexibility to invest in the obligations of a single borrower or issuer than if it were a “diversified” fund. However, the Trusts intend to diversify their investments sufficiently so that each Trust will separately qualify as a “regulated investment company” under the Internal Revenue Code (although it reserves the right not to qualify). Under that requirement, the Trusts may invest no more than 25% of the value of each Trust’s total assets in the securities of any one borrower or issuer. To the extent the Trusts invest a relatively high percentage of their assets in the obligations of a single issuer or a limited number of issuers, the Trusts will be subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Industry Concentration Risk. Advisor Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry. Although the Trusts do not believe it is likely to occur given the nature of their investment program, it is possible that, at any given time, the assets of Advisor Funds in which the Trusts have invested will, in the aggregate, be invested in a single industry constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Trusts are subject to greater investment risk to the extent that a significant portion of their assets may at some times be invested, indirectly through Advisor Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Advisor Funds are not generally required to provide current information regarding their investments to their investors (including the Trusts). Thus, the Trusts and the Investment Manager may not be able to determine at any given time whether or the extent to which Advisor Funds, in the aggregate, have invested 25% or more of their combined assets in any particular sector.

The Investment Manager will not invest more than 30% of each Trust’s assets in any one strategy. The strategies employed by the Advisor Funds may include but are not limited to:

•	Capital Structure Arbitrage – the objective of this strategy is to take advantage of pricing differences in pricing and/or changes in the historical pricing relationship between different securities of the same issuer. Sometimes managers in this strategy will also trade pairs of issuers.

•	Convertible Bond Arbitrage - this strategy is identified by hedge investing in the convertible securities of a company. A typical investment is to be long the convertible bond and short the common stock of the same company. There may additional hedging of risk factors such as credit and interest rates.

•	Distressed - managers investing in any security of a company in financial distress or already in default. Distressed managers may short high yield bonds or other credit instruments to hedge the portfolio and can include capital structure arbitrage trades within the portfolio.

•	Equity Hedged – a long/short equity strategy that tends to be long biased coupled with a hedge overlay to reduce the inherent market exposure.

•	Event Driven - designed to capture price movement generated by a significant pending corporate event such as a merger, corporate restructuring, liquidation, bankruptcy, reorganization, etc.

•	Fixed Income Arbitrage - a fixed income arbitrageur aims to profit from price anomalies between related interest rate securities while neutralizing exposure to interest rate risk.

•	Futures Strategy - this strategy invests in listed financial and commodity futures markets and currency markets around the world. Trading disciplines may be systematic, discretionary, or some combination of both.

•	Long/Short Equity Qualitative - this strategy involves equity investing on both the long and short side of the market and the managers tend to have a low net exposure. Portfolio construction generally involves fundamental, subjective, bottoms up analysis of individual company and security information.

•	Long/Short Equity Sector Specific – this strategy is the same as Long/Short Equity Qualitative, except that the managers concentrate their holdings in a particular sector.

•	Long/Short Equity Quantitative – this strategy involves equity investing on both the long and short side of the market and the managers tend to have a low net exposure. Portfolio construction generally involves quantitative or model driven company, security and/or market specific analysis.

•	Long/Short High Yield - managers invest both long and short in non-investment grade debt as either a relative value or directional trading opportunity.

•	Multiple Strategy - multi-strategy funds are characterized by their ability to dynamically allocate capital among strategies falling within several disciplines.

•	Option Strategies – take positions in listed or OTC options markets. Many involve arbitrage but typically have a long-volatility bias.

•	Short Biased – this is a long/short equity strategy where the managers maintain a net short exposure.

•	Short Credit Spread – fixed income managers who tend to profit from a widening of credit spreads.

•	Statistical Arbitrage - this investment strategy is designed to exploit short-term equity market inefficiencies and usually involves being simultaneously long and short matched equity pairs on portfolios of the same size within a country. Market neutral portfolios are designed to be either beta or currency neutral, or both. Well-designed portfolios typically control for industry, sector, market capitalization, and other exposures.

Repurchase Offers. The Trusts will offer to purchase only a small portion of their Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Trusts will repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for pro-ration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

The Trusts’ repurchase policy will have the effect of decreasing the size of the Trusts over time from what it otherwise would have been. It may therefore force the Trusts to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Trusts and cause their expense ratio to increase.

Payment for repurchased Shares may require the Trusts to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Trusts’ portfolio turnover. In addition, assets held to satisfy repurchase offers will not be invested with Advisors, which may adversely affect the Trusts’ return. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Trusts, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Trusts’ assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately two months later. Thus, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

Limited Liquidity; In-Kind Distributions. An investment in the Trusts provides limited liquidity since Shareholders will not be able to redeem Shares on a daily basis because the Trusts are closed-end funds. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Trusts. An investment in the Trusts is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Trusts expect to distribute cash to the holders of Shares that are purchased. However, there can be no assurance that the Trusts will have sufficient cash to pay for Shares that are being repurchased or that they will be able to liquidate investments at favorable prices to pay for repurchased Shares. Advisor Funds may be permitted to redeem their Shares in-kind. Thus, upon the Trusts’ withdrawal of all or a portion of their interest in an Advisor Fund, the Trusts may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Trusts. The Trusts do not intend to make in-kind distributions to Shareholders.

Absence of Liability. Subject to limitations imposed by the 1940 Act, neither the Trustees nor the Investment Manager shall be liable to the Trusts or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Anti-Money Laundering. If the Trusts, the Investment Manager or any governmental agency believes that the Trusts have sold Shares to, or is otherwise holding assets of, any person or entity that is acting directly or indirectly in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in foreign corruptions, the Trusts, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Trusts or suspend the repurchase of Shares. The Trusts may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

Conflicts of Interest. The Investment Manager and its affiliates, as well as many of the Advisors and their respective affiliates, provide investment advisory and other services to clients other than the Trusts and Advisor Funds. In addition, investment professionals associated with the Investment Manager or Advisors may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, “Other Accounts”). As a result of the foregoing, the Investment Manager and Advisors will be engaged in substantial activities other than on behalf of the Trusts and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Trusts and Other Accounts. Advisors may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Trusts bearing transactional costs without obtaining any benefit.

However, it is the policy of the Investment Manager, and generally also the policy of the Advisors, that investment decisions for the Trusts, Advisor Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Trusts and Advisor Funds.

Incentive Fee Structure May Result In More Speculative Investments For The Trusts. The right to the incentive fee may give the Investment Manager reason to select investments for the Trusts that are riskier or more speculative than they would select if they were paid only the management fee. In addition, since the incentive fee accrual is calculated based on unrealized as well as realized gains, these amounts will normally be greater in any period than if they were based solely on realized gains.

Accrual Of An Incentive Fee Will Lower Returns To Investors. The incentive fee is accrued as a liability of the Trusts each month and so reduces the net asset value of all Shares. The repurchase price received by a Shareholder whose Shares are repurchased in a quarterly repurchase offer will reflect an incentive fee accrual if the Trusts have experienced an increase in net assets due to investment operations through the date of repurchase. However, the incentive fee accrual may subsequently be reversed if the Trusts’ performance declines. In that case, some or all of the incentive fee accrual borne by the Shareholder will be retained by the Trusts. No adjustment to a repurchase price will be made after it has been paid.

The Trusts will not accrue an incentive fee for any fiscal year unless it has fully recovered any cumulative losses from prior periods. However, the total amount of cumulative loss will be shared equally by all outstanding Shares of each Trust. If some Shareholders reinvest distributions by the Trusts in additional Shares, then the number of outstanding Shares will increase, and the per-share amount of cumulative loss (if any) will be reduced. As a result, if Shareholders do not reinvest their distributions, the benefit they receive from a cumulative loss (if any) will be diluted. As a result, a Shareholder’s proportionate share of the incentive fee may be higher than it otherwise would be.

In addition, whenever Shares are repurchased in a repurchase offer, the amount of any cumulative loss will be reduced in proportion to the number of Shares repurchased. For example, if a Trust has a cumulative loss of $5 million, and 5% of a Trust’s Shares are repurchased in a repurchase offer, then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. It is possible that the Trusts may experience a net loss from investment operations for a full year, but you will have a positive return on your investment and an incentive fee will be accrued for that year. (In the preceding example, if, after the repurchase, the fund experiences an increase in assets due to investment operations of $4,850,000, then the net loss from investment operations for the period would be $150,000, but the fund would accrue an incentive fee equal to 15% of $100,000, or $15,000.)

For an explanation of the incentive fee calculation, see “Management of the Trusts and Fees—Incentive Fee.”

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

No Registration. Advisor Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Trusts will not have the benefit of various protections afforded by the 1940 Act with respect to their investments in Advisor Funds. Although the Investment Manager expects to receive detailed information from each Advisor regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. An Advisor may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager. In addition, many Advisors will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) in reliance on certain exemptions from registration under that act. In such cases, Advisors will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

Fees and Expenses of Advisors and Advisor Funds. Investors in the Trusts directly bear the Trusts’ expenses, and indirectly bear expenses of the Advisor Funds and Advisor Accounts, including performance-based compensation (whether such compensation is a performance based fee or a performance-based allocation) assessed by Advisor Funds or Advisor Accounts. Similarly, Shareholders bear a proportionate share of the other operating expenses of the Trusts (including the Administration Fee) and, indirectly, similar expenses of the Advisor Funds and Advisor Accounts. An investor who meets the conditions imposed by an Advisor, including investment minimums that will be considerably higher than the $100,000 minimum imposed by the Trusts, could invest directly with that Advisor.

Each Advisor will receive any performance-based compensation to which it is entitled irrespective of the investment performance of other Advisors or the investment performance of the Trusts generally. Thus, an Advisor with positive investment performance will receive this compensation from the Trusts (and indirectly from Shareholders) even if the Trusts’ overall investment return is negative. Investment decisions of the Advisors are made independently of each other. As a result, at any particular time, one Advisor may be purchasing shares of an issuer for an Advisor Fund or Advisor Account whose shares are being sold by another Advisor for another Advisor Fund or Advisor Account. In any such situations, the Trusts could indirectly incur certain transaction costs without accomplishing any net investment result. Performance-based compensation may create an incentive for the Advisors to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation.

Liquidity Constraints of Advisor Funds. Since the Trusts may make additional investments in or effect withdrawals from an Advisor Fund only at certain times pursuant to limitations set forth in the governing documents of the Advisor Fund, the Trusts from time to time: may have to invest a greater portion of their assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase Shares; and may not be able to withdraw their investment in an Advisor Fund promptly after it has made a decision to do so. This may adversely affect the Trusts’ investment return or increase the Trusts’ expenses.

Advisor Funds may be permitted to redeem their Shares in-kind. Thus, upon the Trusts’ withdrawal of all or a portion of their interest in an Advisor Fund, the Trusts may receive securities that are illiquid or difficult to value. See “Investment-Related Risks – Illiquid Portfolio Investments” and “Calculation of Net Asset Value.” In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Trusts.

Advisor Account Allocations. The Trusts may on occasion allocate their assets to an Advisor by retaining the Advisor to manage an Advisor Account for the Trusts, rather than invest in an Advisor Fund. It is possible, given the leverage at which certain of the Advisors will trade, that the Trusts could lose more in an Advisor Account that is managed by a particular Advisor than the Trusts have allocated to such Advisor to invest. This risk may be avoided if the Trusts, instead of retaining an Advisor to manage a separate account comprised of a designated portion of the Trusts’ assets, creates a separate investment vehicle for which an Advisor will serve as general partner and in which the Trusts will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Advisor Accounts. Funds that are invested in Advisor Accounts will be subject to the investment policies and restrictions of the Trusts, as well as the provisions of the 1940 Act and the rules thereunder.

Valuation of Advisor Funds. In most cases, the Trusts will be unable to verify with certainty the monthly valuation received from an Advisor regarding an Advisor Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Advisor Fund’s annual audit and any valuations will be determined for each Advisor Fund in accordance with such Advisor Fund’s valuation policies. Revisions to the Trusts’ gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Advisor Funds are completed.

Some Advisors may invest primarily in marketable securities, although certain Advisors may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Advisors, which valuations will be conclusive with respect to the Trusts, even though Advisors will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Advisors. Although the Investment Manager will review the valuation procedures used by the Advisors of the Advisor Funds, the Investment Manager and the Board will have little or no means of independently verifying valuations provided by such Advisors. Any such securities held by an Advisor Account will be valued at their “fair value” as determined in good faith by the Board.

Dilution. If an Advisor limits the amount of capital that may be contributed to an Advisor Fund by the Trusts, additional sales of Shares of the Trusts will dilute the participation of existing Shareholders in the returns to the Trusts from such Advisor Fund.

Turnover. The Trusts’ activities involve investment in the Advisor Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Advisor Funds may be significant, potentially involving negative tax implications, substantial brokerage commissions, and fees. The Trusts will have no control over this turnover. As a result of this turnover, it is anticipated that the Trusts’ income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Trusts from an Advisor Fund could involve expenses to the Trusts under the terms of the Trusts’ investment.

Inability to Invest in Advisor Funds. In the event that the Trusts are able to make investments in Advisor Funds only at certain times, the Trusts may invest any portion of their assets that is not invested in Advisor Funds in money market securities or other liquid assets pending investment in Advisor Funds. During this time that the Trusts’ assets are not invested in Advisor Funds, that portion of the Trusts’ assets will not be used to pursue the Trusts’ investment objective.

Indemnification of Advisor Funds. The Advisors often have broad indemnification rights and limitations on liability. The Trusts may also agree to indemnify certain of the Advisor Funds and their Advisors from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Advisor Funds.

Indirect Investment in Advisor Funds. Any transaction by which the Trusts indirectly gain exposure to an Advisor Fund by the purchase of a swap or other contract is subject to special risks. The Trusts’ use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments will generally be subject to transaction and other fees that will reduce the value of the Trusts’ investment. There can be no assurance that the Trusts’ indirect investment in an Advisor Fund will have the same or similar results as a direct investment in the Advisor Fund, and the Trusts’ value may decrease as a result of such indirect investment.

Investments in Non-Voting Securities. Unlike registered investment companies such as the Trusts, Advisor Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Advisor Funds cause the Trusts to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Trusts will be purchasing their interest in an Advisor Fund in non-voting form (i.e., through the purchase, where applicable, of non-voting securities). Additionally, for regulatory reasons, the Trusts may need to limit the amount of voting securities in a particular Advisor Fund. To the extent the Trusts holds non-voting securities of an Advisor Fund, it will not be able to vote on matters that require the approval of the investors in the Advisor Fund. This restriction could diminish the influence of the Trusts in an Advisor Fund and adversely affect their investment in the Advisor Fund, which could result in unpredictable and potentially adverse effects on a Shareholder in the Trusts.

Control Over Advisors. The Investment Manager will invest in Advisor Funds that the Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Trusts’ investment objective and strategy. The Investment Manager does not and will not control the Advisors, however, and there can be no assurances that an Advisor will manage its Advisor Funds in such a manner.

INVESTMENT-RELATED RISKS

General Economic and Market Conditions. The success of the Trusts’ investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Advisor Funds and Advisor Accounts and, thus, the Trusts’ investments. Unexpected volatility or illiquidity could impair the Trusts’ profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which an Advisor Fund’s or Advisor Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Advisor Funds and Advisor Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Trusts’ investment activities will be successful or that Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Advisors:

•	Equity Securities. Advisors’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Advisors also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “Non-U.S. Investments,” below. Issuers of un-sponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

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Bonds and Other Fixed-Income Securities. Advisor Funds and Advisor Accounts may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Advisor Funds will invest in these securities when they offer opportunities for capital appreciation (or capital appreciation because of a loss in value in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

•	Non-U.S. Investments. It is expected that Advisor Funds and Advisor Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Trusts. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Trusts might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

•	Foreign Currency Transactions. Advisor Funds and Advisor Accounts may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Advisor Fund or Advisor Account. Advisor Funds and Advisor Accounts may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Advisor Fund or Advisor Account agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Advisor Fund or Advisor Account would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Advisor Fund or Advisor Account has contracted to receive in the exchange. An Advisor’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

An Advisor Fund or Advisor Account may enter into forward currency exchange contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Advisor anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the Advisor Fund or Advisor Account, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Advisor Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

•	Small Capitalization Issuers. Advisor Funds and Advisor Accounts may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

•	Distressed Securities. Certain of the companies in whose securities the Advisor Funds or Advisor Accounts may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular sector or specific developments within the companies. An investment in any instrument is subject to no minimum credit standard and a significant portion of such obligations and stock may be rated lower than investment grade, which may result in the Trusts’ experiencing greater risks than it would if investing in higher rated instruments.

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Purchasing Initial Public Offerings. Advisor Funds and Advisor Accounts may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Advisor to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income (or near-term prospects of achieving revenues or operating income).

•	Illiquid Portfolio Investments. Advisor Funds and Advisor Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Advisor Fund or Advisor Account may not be able to sell them when the Advisor desires to do so or to realize what the Advisor perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. The Investment Manager typically attempts to avoid making investments in restricted securities. The Investment Manager, however, reserves the right to do so if it determines that doing so is in the best interest of the Trusts.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

COAST CORE STRATEGIES FUND

The Advisors may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Advisor Fund’s or Advisor Account’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Advisors may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Advisor Funds or Advisor Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Advisor Funds or Advisor Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions. Advisors may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Advisors to hedge against a change or event at a price sufficient to protect an Advisor Fund’s or Advisor Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Advisor may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Coast Core Strategies Fund than if the Advisor had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Advisors may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Advisors from achieving the intended hedge or expose the Coast Core Strategies Fund to additional risk of loss.

Swap Agreements. An Advisor Fund or Advisor Account may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Advisor Fund or Advisor Account had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” – that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Advisor Fund or Advisor Account is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Advisor Fund or Advisor Account contractually is entitled to receive.

Counterparty Credit Risk. Many of the markets in which the Advisor Funds or Advisor Accounts effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Advisor Fund or Advisor Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Advisor Fund or Advisor Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Advisor Fund or Advisor Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Advisor Fund or Advisor Account has concentrated its transactions with a single or small group of counterparties. Advisor Funds and Advisor Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to monitor counterparty credit exposure of Advisor Funds and Advisor Accounts. The ability of Advisor Funds and Advisor Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Coast Core Strategies Fund.

Leverage. In addition to the use of leverage by the Advisors in their respective trading strategies, the Investment Manager intends to leverage the Coast Core Strategies Fund’s allocations to the Advisors through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital from the Coast Core Strategies Fund in order to increase the level of the positions they acquire for it) to trade actual capital (notional equity) in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager determines to be creditworthy.

The Investment Manager anticipates that Advisor Account and Advisor Fund investments generally will be maintained representing an aggregate investment with the Advisors of up to 50% of a Trust’s equity, although this investment leverage varies as the Investment Manager allocates and reallocates assets.

Coast Core Strategies Fund Will Be Leveraged. The Coast Core Strategies Fund, through its leveraged investments in the Advisor Funds and through each Advisor’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Coast Core Strategies Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Advisors employ in their Advisor Account and Advisor Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Coast Core Strategies Fund’s profits or losses as compared to the Coast Core Strategies Fund’s net assets.

Short Selling. The Advisors may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Advisor Funds and Advisor Accounts may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Advisor Fund or Advisor Account has the right to obtain). When an Advisor Fund or Advisor Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Advisor Funds and Advisor Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

COAST CORE STRATEGIES MANAGED VOLATILITY FUND

The Advisors may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Advisor Fund’s or Advisor Account’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Advisors may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Advisor Funds or Advisor Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Advisor Funds or Advisor Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions. Advisors may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Advisors to hedge against a change or event at a price sufficient to protect an Advisor Fund’s or Advisor Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Advisor may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Coast Core Strategies Managed Volatility Fund than if the Advisor had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Advisors may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Advisors from achieving the intended hedge or expose the Coast Core Strategies Managed Volatility Fund to additional risk of loss.

Swap Agreements. An Advisor Fund or Advisor Account may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Advisor Fund or Advisor Account had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Advisor Fund or Advisor Account is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Advisor Fund or Advisor Account contractually is entitled to receive.

Counterparty Credit Risk. Many of the markets in which the Advisor Funds or Advisor Accounts effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Advisor Fund or Advisor Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an

Advisor Fund or Advisor Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Advisor Fund or Advisor Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Advisor Fund or Advisor Account has concentrated its transactions with a single or small group of counterparties. Advisor Funds and Advisor Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to monitor counterparty credit exposure of Advisor Funds and Advisor Accounts. The ability of Advisor Funds and Advisor Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Coast Core Strategies Managed Volatility Fund.

Leverage. As a general rule, the Investment Manager does not intend to employ leverage with respect to the Coast Core Strategies Managed Volatility Fund. However, in circumstances where the Coast Core Strategies Managed Volatility Fund has redeemed or withdrawn from an investment and has not yet received the proceeds of the redemption or withdrawal but needs cash in order to make other investments, it may “borrow” (or otherwise create leverage) in order to make such investments. Any such “borrowing” or leverage will be temporary until the proceeds from such redemption or withdrawal are received by a Trust and will not in the aggregate with any other “borrowing” or leverage exceed 30% of the net asset value of the Shares. All other circumstances whereby the Coast Core Strategies Managed Volatility Fund may “borrow” or otherwise create leverage will be cases of temporary lack of liquidity and such “borrowing” or leverage will not exceed 10% of the net asset value of the Shares. For example, the Coast Core Strategies Managed Volatility Fund may need to “borrow” to pay normal expenses until cash can be created by liquidating a portion of an investment.

Coast Core Strategies Managed Volatility Fund Will Invest in Leveraged Advisors. The Coast Core Strategies Managed Volatility Fund, through its investments in the Advisor Funds and through each Advisor’s use of leverage in its trading strategies, indirectly uses leverage. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Coast Core Strategies Managed Volatility Fund indirectly owns and those which it has indirectly sold short may result in losses.

Investors also should note that the leverage the Advisors employ in their Advisor Account and Advisor Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Coast Core Strategies Managed Volatility Fund’s profits or losses as compared to the Coast Core Strategies Managed Volatility Fund’s net assets.

Short Selling. The Advisors may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Advisor Funds and Advisor Accounts may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Advisor Fund or Advisor Account has the right to obtain). When an Advisor Fund or Advisor Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Advisor Funds and Advisor Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

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Limits of Risk Disclosures. The above discussions of the various risks associated with the Trusts and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Trusts. Prospective investors are advised to read the “Taxes” sections of this Prospectus and the “Tax Aspects” section of the SAI as many of the tax issues involved with these derivatives and products are very complex and uncertain. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Trusts. In addition, as the Trusts’ investment program changes or develops over time, an investment in the Trusts may be subject to risk factors not described in this Prospectus.

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USE OF PROCEEDS

The proceeds from the sale of Shares, net of the Trusts’ fees and expenses, will be invested by the Trusts to pursue their investment program and objectives as soon as practicable, but in any event within three months of investment, consistent with market conditions and the availability of suitable investments.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Investment Objectives of the Coast Core Strategies Fund and the Coast Core Strategies Managed Volatility Fund are substantially similar. The primary difference between the Coast Core Strategies Fund and the Coast Core Strategies Managed Volatility Fund relates to the use of leverage.

COAST CORE STRATEGIES FUND

The Coast Core Strategies Fund’s Investment Objective. The Coast Core Strategies Fund’s investment objective is to achieve capital appreciation primarily through the market neutral or relative value trading of several securities and commodities trading advisors (“Advisors”) selected by Coast Asset Management L.P. (the “Investment Manager”) on a leveraged basis.

The Coast Core Strategies Fund’s Principal Investment Policies. The Trusts are multi-fund, multi-strategy, non-traditional investments. The Coast Core Strategies Fund trade and invest by accessing talented Advisors selected by, and under the overall supervision of, the Investment Manager. In its active management of the Coast Core Strategies Fund’s allocations to Advisors, the Investment Manager uses qualitative and quantitative selection criteria, performance parameters and risk management guidelines in an attempt to effect the Coast Core Strategies Fund’s fundamental investment policy—disciplined diversification. The Coast Core Strategies Fund combines a broad cross-section of primarily market-neutral or relative value investment strategies. In addition, the Investment Manager may retain Advisors which utilize other trading and investment and trading strategies which are not market-neutral or relative value. The Coast Core Strategies Fund is managed with the objective of achieving superior risk-adjusted returns as well as a high degree of non-correlation with the general equity and debt markets, attempting to provide an effective means of diversifying a traditionally-structured portfolio. Risk-adjusted return is a measure of how much an investment returned in relation to the amount of risk it took on. The Coast Core Strategies Fund’s investment objective is fundamental and may only be changed with the approval of the Shareholders.

Allocations to Advisors. Certain of the Advisors selected by the Investment Manager are allocated substantially larger portions of the Coast Core Strategies Fund’s assets than other Advisors. Allocation of assets will change over time in the sole discretion of the Investment Manager as a result of allocations and reallocations among existing and new Advisors and the performance of each Advisor as compared to the performance of the other Advisors. In addition, the Investment Manager may terminate and/or hire new Advisors or reallocate assets among Advisors at any time, without prior notice to or consent of Investors.

The Investment Manager provides ongoing portfolio management and supervision. The Investment Manager conducts periodic reviews of each Advisor’s trading performance and determines whether to terminate (where possible) or add Advisors, and make allocations and reallocations of the assets based upon continuing evaluation of trading performance and changes in market conditions.

In allocating assets, the Investment Manager first determines which general investment strategy types it believes should be included in the portfolio. Strategy types may from time to time be excluded from the portfolio and new ones added, as determined by the Investment Manager in its sole discretion based on its general analysis of which approaches are more likely to be successful under certain market conditions as opposed to others. In selecting strategies, the Investment Manager focuses on numerous factors, including, without limitation, recent performance, anticipated market conditions, diversification of strategies, and the economic coherence of the various strategies under consideration in light of the foregoing.

After determining which general investment strategy types it believes should be included in the portfolio, the Investment Manager then selects Advisors which utilize such strategies. The

Investment Manager relies on a combination of factors in its selection of Advisors. Due to its extensive experience in fixed income arbitrage trading, the Investment Manager believes it adds significant value in the use of fundamental analysis when selecting Advisors. Fundamental factors which weigh heavily in the decision-making process include, but are not limited to, the following:

•	investment style and decision process;

•	length of trading record and historical performance;

•	assets under management and the appropriateness of the amount of such assets to trading strategy and track record;

•	several different measurements of the trade-off among risk, reward, and the risk-free rate of return;

•	internal control and risk management;

•	pattern, frequency, and magnitude of drawdowns;

•	correlation patterns with other traders and markets;

•	organizational structure;

•	professional background;

•	a thorough understanding of trading strategies employed and how, in a variety of market conditions, those strategies will perform—this includes the belief that those strategies are relatively stable and will continue to perform in the future;

•	reliance on familiarity with the Advisor and its staff—in many cases, the Investment Manager knows the Advisor’s traders personally or is familiar with their trading style and performance through mutual acquaintances within the securities industry; and

•	strong experience in or knowledge of the instruments being employed by each Advisor.

The Investment Manager applies quantitative performance criteria, analytical and statistical techniques, market experience, qualitative due diligence and personal judgment in its review of prospective Advisors. The Investment Manager also attempts to analyze which market segments or strategies appear most likely to be successful in the current market environment. The Investment Manager does not attempt to forecast market movements or trends, but attempts to assess whether current conditions suggest that certain strategies are more likely to be profitable than others. The Investment Manager uses its extensive fixed income arbitrage trading experience to identify Advisors whose trading strategies the Investment Manager believes will consistently deliver outstanding results. The Investment Manager then determines the appropriate allocation (or reallocation) of assets to each Advisor. Although it is not required to do so, the Investment Manager anticipates that at least 20 different Advisors typically will be utilized, but the Investment Manager could utilize a significantly higher or lower number of Advisors.

The Investment Manager relies heavily on its experience in trading, in selecting, and monitoring Advisors, and in determining the appropriate allocation of the Coast Core Strategies Fund’s assets to each Advisor. Since the Investment Manager does not trade substantial portions of the Coast Core Strategies Fund’s net assets, prospective investors should consider that their return will be largely dependent on the ability of the Investment Manager to select and monitor Advisors who will perform well.

Prospective investors should note that the identity of the Advisors, their principals and their respective performance records will not be made available to investors (although semi-annual portfolio holding positions will be made available to shareholders). Since this information will not be made available, investors are relying solely on the ability of the Investment Manager to select the Advisors.

Direct Management of Coast Core Strategies Fund Assets by Investment Manager. The Investment Manager reserves the right to manage all or part of the assets of the Coast Core Strategies Fund, in its discretion, on a permanent or temporary basis, and in such capacity would take on the responsibilities of the Advisors. The Investment Manager would open one or more accounts to manage the assets of the Coast Core Strategies Fund, and would effect the purchase and sale of securities and other assets through such accounts, or would direct Coast Core Strategies Fund assets to be invested in pooled investment vehicles managed by the Investment Manager or an affiliate thereof. The Investment Manager would manage Coast Core Strategies Fund assets directly only to the extent permitted by law or to the extent that it obtains an order of the SEC permitting it to do so. The Investment Manager (or affiliate) would waive management fees so that there would be no “double dipping,” i.e., if the pooled investment vehicle managed by the Investment Manager or affiliate is being charged management fees or performance-based fees, the Investment Manager would waive its Management Fee and Incentive Fee with respect to those Coast Core Strategies Fund assets invested in such pooled vehicle. The Investment Manager would also be responsible for avoiding or resolving any conflicts of interest that may arise in connection with such direct management of Coast Core Strategies Fund assets. See “Risk Factors—Conflicts of Interest.”

Trading Strategies. The Investment Manager allocates assets primarily to Advisors utilizing arbitrage trading and investment methods and strategies. In addition, the Investment Manager may retain Advisors which utilize trading and investment strategies other than arbitrage, provided such Advisors limit their exposure to market risk. Leverage, the ability to hedge and take short positions, the flexibility to exploit inter- and intra-market pricing discrepancies and the ability to invest in less efficient markets are among the prominent characteristics of the skill-based strategies which the Coast Core Strategies Fund emphasizes. The Investment Manager seeks to outperform industry benchmarks through a managed portfolio whose profit potential should be unaffected by general market conditions.

The Advisors actively invest and manage assets utilizing leveraged positions in securities (primarily involving, without limitation, U.S. and non-U.S. government and U.S. federal agency and instrumentality issued or guaranteed securities, floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock, and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans and corporate debt instruments (including convertible debt instruments), as well as repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and other derivative instruments.

There is no limitation on the nature of the strategies which the Advisors may apply. Many of the strategies that are employed take advantage of sophisticated hedging techniques to reduce the risks of directional market moves. Such techniques may include the use of offsetting positions that reduce exposure to large and sudden market swings, as well as designing complex combinations of positions using derivative instruments such as options, futures and swaps. In many non-traditional strategies, hedging—a generic description for a wide range of investment techniques used to manage or capitalize on the risks arising from duration, currency fluctuations, equity price movements, and other general market effects—is an integral component. In addition, the Investment Manager may, but is not required to, hedge the Coast Core Strategies Fund’ overall portfolio in an effort to further reduce risk.

Coast Core Strategies Managed Volatility Fund

The Coast Core Strategies Managed Volatility Fund’s Investment Objective. The Coast Core Strategies Managed Volatility Fund’s investment objective is to achieve capital appreciation primarily through the market neutral or relative value trading of several securities and commodities trading advisors (“Advisors”) selected by Coast Asset Management L.P. (the “Investment Manager”) on an unleveraged basis.

The Coast Core Strategies Managed Volatility Fund’s Principal Investment Policies. The Trusts are multi-fund, multi-strategy, non-traditional investments. The Coast Core Strategies Managed Volatility Fund trades and invests by accessing talented Advisors selected by, and under the overall supervision of, the Investment Manager. In its active management of the Coast Core Strategies Managed Volatility Fund’s allocations to Advisors, the Investment Manager uses qualitative and quantitative selection criteria, performance parameters and risk management guidelines in an attempt to effect the Coast Core Strategies Managed Volatility Fund’s fundamental investment policy—disciplined diversification. The Coast Core Strategies Managed Volatility Fund combines a broad cross-section of primarily market-neutral or relative value investment strategies. In addition, the Investment Manager may retain Advisors which utilize other trading and investment and trading strategies which are not market-neutral or relative value. The Coast Core Strategies Managed Volatility Fund is managed with the objective of achieving superior risk-adjusted returns as well as a high degree of non-correlation with the general equity and debt markets, attempting to provide an effective means of diversifying a traditionally-structured portfolio. Risk-adjusted returns is a measure of how much an investment returned in relation to the amount of risk it took on. The Coast Core Strategies Managed Volatility Fund’s investment objective is fundamental and may only be changed with the approval of the Shareholders.

Allocations to Advisors. Certain of the Advisors selected by the Investment Manager are allocated substantially larger portions of the Coast Core Strategies Managed Volatility Fund’s assets than other Advisors. Allocation of assets will change over time in the sole discretion of the Investment Manager as a result of allocations and reallocations among existing and new Advisors and the performance of each Advisor as compared to the performance of the other

Advisors. In addition, the Investment Manager may terminate and/or hire new Advisors or reallocate assets among Advisors at any time, without prior notice to or consent of Investors.

The Investment Manager provides ongoing portfolio management and supervision. The Investment Manager conducts periodic reviews of each Advisor’s trading performance and determines whether to terminate (where possible) or add Advisors, and make allocations and reallocations of the assets based upon continuing evaluation of trading performance and changes in market conditions.

In allocating assets, the Investment Manager first determines which general investment strategy types it believes should be included in the portfolio. Strategy types may from time to time be excluded from the portfolio and new ones added, as determined by the Investment Manager in its sole discretion based on its general analysis of which approaches are more likely to be successful under certain market conditions as opposed to others. In selecting strategies, the Investment Manager focuses on numerous factors, including, without limitation, recent performance, anticipated market conditions, diversification of strategies, and the economic coherence of the various strategies under consideration in light of the foregoing.

After determining which general investment strategy types it believes should be included in the portfolio, the Investment Manager then selects Advisors which utilize such strategies. The Investment Manager relies on a combination of factors in its selection of Advisors. Due to its extensive experience in fixed income arbitrage trading, the Investment Manager believes it adds significant value in the use of fundamental analysis when selecting Advisors. Fundamental factors which weigh heavily in the decision-making process include, but are not limited to, the following:

•	investment style and decision process;

•	length of trading record and historical performance;

•	assets under management and the appropriateness of the amount of such assets to trading strategy and track record;

•	several different measurements of the trade-off among risk, reward, and the risk-free rate of return;

•	internal control and risk management;

•	pattern, frequency, and magnitude of drawdowns;

•	correlation patterns with other traders and markets;

•	organizational structure;

•	professional background;

•	a thorough understanding of trading strategies employed and how, in a variety of market conditions, those strategies will perform—this includes the belief that those strategies are relatively stable and will continue to perform in the future;

•	reliance on familiarity with the Advisor and its staff—in many cases, the Investment Manager knows the Advisor’s traders personally or is familiar with their trading style and performance through mutual acquaintances within the securities industry; and

•	strong experience in or knowledge of the instruments being employed by each Advisor.

The Investment Manager applies quantitative performance criteria, analytical and statistical techniques, market experience, qualitative due diligence and personal judgment in its review of prospective Advisors. The Investment Manager also attempts to analyze which market segments or strategies appear most likely to be successful in the current market environment. The Investment Manager does not attempt to forecast market movements or trends, but attempts to assess whether current conditions suggest that certain strategies are more likely to be profitable than others. The Investment Manager uses its extensive fixed income arbitrage trading experience to identify Advisors whose trading strategies the Investment Manager believes will consistently deliver outstanding results. The Investment Manager then determines the appropriate allocation (or reallocation) of assets to each Advisor. Although it is not required to do so, the Investment Manager anticipates that at least 20 different Advisors typically will be utilized, but the Investment Manager could utilize a significantly higher or lower number of Advisors.

The Investment Manager relies heavily on its experience in trading and in selecting (and monitoring) Advisors and in determining the appropriate allocation of the Coast Core Strategies Managed Volatility Fund’s assets to each Advisor. Since the Investment Manager does not trade substantial portions of the Coast Core Strategies Managed Volatility Fund’s net assets, prospective investors should consider that their return will be largely dependent on the ability of the Investment Manager to select (and monitor) Advisors who will perform well.

Prospective investors should note that the identity of the Advisors, their principals and their respective performance records will not be made available to investors (although semi-annual portfolio holding positions will be made available to shareholders). Since this information will not be made available, investors are relying solely on the ability of the Investment Manager to select the Advisors.

Direct Management of Coast Core Strategies Managed Volatility Fund Assets by Investment Manager. The Investment Manager reserves the right to manage all or part of the assets of the Coast Core Strategies Managed Volatility Fund, in its discretion, on a permanent or temporary basis, and in such capacity would take on the responsibilities of the Advisors. The Investment Manager would open one or more accounts to manage the assets of the Coast Core Strategies Managed Volatility Fund, and would effect the purchase and sale of securities and other assets through such accounts, or would direct Coast Core Strategies Managed Volatility Fund assets to be invested in pooled investment vehicles managed by the Investment Manager or an affiliate thereof. The Investment Manager would manage Coast Core Strategies Managed Volatility Fund assets directly only to the extent permitted by law or to the extent that it obtains an order of the SEC permitting it to do so. The Investment Manager (or affiliate) would waive management fees so that there would be no “double dipping,” i.e., if the pooled investment vehicle managed by the Investment Manager or affiliate is being charged management fees or performance-based fees, the Investment Manager would waive its Management Fee and

Incentive Fee with respect to those Coast Core Strategies Managed Volatility Fund assets invested in such pooled vehicle. The Investment Manager would also be responsible for avoiding or resolving any conflicts of interest that may arise in connection with such direct management of Coast Core Strategies Managed Volatility Fund assets. See “Risk Factors—Conflicts of Interest.”

Trading Strategies. The Investment Manager allocates assets primarily to Advisors utilizing arbitrage trading and investment methods and strategies. In addition, the Investment Manager may retain Advisors which utilize trading and investment strategies other than arbitrage provided such Advisors limit their exposure to market risk. The Investment Manager seeks to outperform industry benchmarks through a managed portfolio whose profit potential should be unaffected by general market conditions.

The Advisors actively invest and manage assets utilizing leveraged positions in securities (primarily involving, without limitation, U.S. and non-U.S. government and U.S. federal agency and instrumentality issued or guaranteed securities, floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock, and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans and corporate debt instruments (including convertible debt instruments), as well as repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and other derivative instruments.

There is no limitation on the nature of the strategies which the Advisors may apply. Many of the strategies that are employed take advantage of sophisticated hedging techniques to reduce the risks of directional market moves. Such techniques may include the use of offsetting positions that reduce exposure to large and sudden market swings, as well as designing complex combinations of positions using derivative instruments such as options, futures and swaps. In many non-traditional strategies, hedging—a generic description for a wide range of investment techniques used to manage or capitalize on the risks arising from duration, currency fluctuations, equity price movements, and other general market effects—is an integral component. In addition, the Investment Manager may, but is not required to, hedge the Coast Core Strategies Managed Volatility Fund’s overall portfolio in an effort to further reduce risk.

MANAGEMENT OF THE TRUSTS AND FEES

General. The Trusts are registered under the 1940 Act as closed-end, non-diversified management investment companies. The Trusts were formed as Massachusetts business trusts under the laws of the Commonwealth of Massachusetts and have no operating history.

The Board of Trustees. The Trusts are governed by the Board of Trustees (the “Board”), which is responsible for protecting the interests of Shareholders under Massachusetts law. The Board is elected by Shareholders and meets periodically throughout the year to oversee the Trusts’ business, review its performance, and review the actions of the Investment Manager. “Trustees and Officers of the Trusts” in this Prospectus identifies the Trustees and officers of the Trusts (who are appointed by the Trustees) and provides more information about them.

The Investment Manager. The Investment Manager is responsible for providing day-to-day investment management services to the Trusts, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of the investment management agreements with the Trusts (the “Investment Management Agreements”). Under the Investment Management Agreements, the Investment Manager is responsible for developing, implementing and supervising the Trusts’ investment program. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates to assist the Investment Manager in providing the investment management services.

Since its formation in 1991, the Investment Manager and its affiliates have provided alternative investment solutions to a diverse client base including private investment funds and high net worth individuals. As of December 31, 2004, the Investment Manager had in excess of $4.4 billion of assets under management. The Investment Manager is located at 2450 Colorado Avenue, Suite 100 East Tower, Santa Monica, California 90404.

Management Team. The following biographies are of the officers of the Investment Manager:

David E. Smith - President

Mr. Smith is the President, and primary beneficial owner, of the Investment Manager. Since 1971, upon his graduation with an M.B.A. from the University of California at Berkeley, Mr. Smith has worked in various capacities in the securities industry. His past experience includes Security Pacific Bank (1973-1983), where he was a Vice President responsible for the sales and fixed income arbitrage trading activities of the Investment Department, and was responsible for all credit decisions regarding that activity. In March 1983, Mr. Smith joined Oppenheimer and Company as a bond arbitrageur, trading that firm’s proprietary capital account. In 1986, Mr. Smith was appointed a Senior Vice President at Oppenheimer, a position he held until he left that firm in November 1990. When he left Oppenheimer, Mr. Smith founded and became President of Coast Investment Management L.P. In March 1991, Mr. Smith founded the predecessor to the Investment Manager. Mr. Smith is a principal of a number of entities affiliated with the Investment Manager. He is primarily responsible for the trading activities of the various affiliates of the Investment Manager, and is also involved with financing and credit decisions for all trading activities. He has extensive experience structuring arbitrage trades utilizing cash securities, futures, options, and swaps. Mr. Smith has been the lead portfolio manager on the Coast Diversified Fund, Ltd., an affiliate of the Trusts, since its inception, and has primary responsibility for selecting managers for all multi-manager funds managed by the Investment Manager and its affiliates.

Christopher D. Petitt - Chief Operating Officer

Mr. Petitt joined the predecessor to the Investment Manager in June 1993. He is the Chief Operating Officer and is a beneficial owner of the Investment Manager and its affiliates. Mr.

Petitt is primarily responsible for the financing, structuring and daily operations of the Investment Manager. Mr. Petitt has considerable experience with leveraged structured finance transactions, both as an auditor and as an originator. He is also a member of the Investment Manager’s fund of funds Investment Committee. Mr. Petitt received a B.S. in Accounting from Portland State University in 1985. After graduation, he was employed by the international public accounting firm of Spicer & Oppenheim, where he was promoted to manager in 1990. In 1990, he joined the “Big-Six” independent public accounting firm of Coopers & Lybrand as an audit manager, specializing in the financial services industry and complex financial structures. Mr. Petitt is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Management Fee. As compensation for services required to be provided by the Investment Manager under the Investment Management Agreements, the Trusts will each pay the Investment Manager a monthly fee (the “Management Fee”) computed at the annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of the month (before any repurchases of Shares).

Incentive Fee. The following discussion of the incentive fee is only a summary. The calculation of the incentive fee involves complex accounting concepts. The Trusts encourage you to consult with your financial adviser regarding this calculation.

In addition to the management fee, the Trusts may each pay an incentive fee to the Investment Manager at the end of each fiscal year. The incentive fee payable will generally equal 15% of the amount by which each Trust’s net realized and unrealized gains or losses and net investment income or loss for the quarter exceeds the annualized average three month U.S. Treasury bill yield, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized and unrealized gains. The incentive fee will be accrued on net unrealized gains (that is, on investments that have appreciated in value but have not yet been sold by the Trusts). No incentive fee will be payable for any year unless losses and depreciation from prior years have been recovered by the Trusts. This is sometimes known as a “high water mark” calculation. The Investment Manager will not be under any obligation to repay any incentive fee previously paid by the Trusts to the Investment Manager.

The Trusts will calculate a liability for the incentive fee each month based on their performance. The Trusts’ net asset value will be reduced or increased each month to reflect this calculation. The monthly calculation will be made on the same basis as the incentive fee accrued to the Investment Manager.

If the Trusts are in a net loss situation or has not recovered to the high water mark, there will be no accrual and no incentive fee will be paid. If this situation arises, the Trusts will keep track of its “cumulative loss” on a monthly basis. Each time Shares are repurchased in a repurchase offer, the Trusts will adjust the amount of any cumulative loss downward in proportion to the number of Shares repurchased, so that the repurchase of Shares has the effect of reducing the amount of cumulative loss. In addition, each time additional shares are sold, the Trusts will adjust the amount of any cumulative loss upward in proportion to the number of Shares issued (but not to an amount larger than the cumulative loss would be if no Shares had been repurchased). This will ensure that the amount of cumulative loss remains constant on a per-share basis.

Shareholder Servicing Fee. The Trusts intend to pay compensation to the Distributor and selected Selling Agents that hold Shares for their customers in accordance with the shareholder servicing agreements between the Trusts and the Distributor or Selling Agents, respectively. The shareholder servicing fee is payable quarterly at an annual rate of 0.50% of the average daily value of outstanding Shares held by the Distributor or Selling Agents for their customers (prorated for shorter periods). The Distributor or Selling Agents will provide customary shareholder services, such as responding to Shareholder questions about the Trusts (including requests to transfer Shares), assisting in selecting dividend payment options and assisting the Trusts in administering repurchases. The agreements with the Distributor or Selling Agents will provide that the Distributor and each Selling Agents agree to cooperate in the event of a regulatory audit to determine the qualifications for investment by Shareholders of the Trusts. The amount of the shareholder servicing fee may be reduced or eliminated over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. Servicing fees will accrue daily as an expense of the Trusts.

Administrative Services. Under the terms of an administration agreement with the Trusts, Coast Asset Management L.P. will act as the administrator of the Trusts (the “Administrator”). The Administrator has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”) to perform administrative services necessary for the operation of the Trusts, including maintaining certain books and records of the Trusts and preparing reports and other documents required by Federal, state, and other applicable laws and regulations, and providing the Trusts with administrative office facilities. In consideration for these services, the Trusts will each pay the Administrator a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Shares determined as of the last day of each calendar month (the “Administration Fee”). The Administrator will be responsible for the payment of fees to the Sub-Administrator.

Trust Expenses. The Trusts will bear their own separate expenses including, but not limited to: the Management Fee; the Incentive Fee; the Administration Fee; any taxes; investment-related expenses incurred by the Trusts (e.g., management fees charged by the Advisors and Advisor Funds, costs associated with organizing and operating any Advisor Accounts, selling fees, interest on indebtedness, fees for data and software providers, research expenses and professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Trust counsel, legal counsel to the Independent Trustees and the Trusts’ independent registered public accounting firm; costs associated with the registration of the Trusts, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of Shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Trusts or the Board; and such other expenses as may be approved by the Board. The Trusts will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Trusts.

Ongoing offering costs required by applicable accounting principles to be charged to capital that incurred during a fiscal period will be charged to capital for the period.

Any Trust organizational expenses or initial offering costs above $.05 per Share will be borne voluntarily by the Investment Manager.

REPURCHASE OFFERS

The Trusts expects that a substantial portion of their investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Trusts are structured as closed-end funds, which means that Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Trusts do not expect any trading market to develop for their Shares. As a result, Shareholders who invest in the Trusts will have very limited opportunity to sell their Shares.

To provide Shareholders with a degree of liquidity, and the ability to receive net asset value on a disposition of their Shares, the Trusts intend to make quarterly offers to repurchase their Shares unless the Board determines that any such offer would not be in the Trusts’ and the Shareholders’ best interest. The repurchase offers will be limited to a specified percentage of the Trusts’ outstanding Shares. Shares will be repurchased at their net asset value; the Trusts will not charge a repurchase fee. The Trusts intend to commence the first quarterly repurchase offer in July 2005 and to complete it in September 2005. Thereafter, quarterly repurchase offers will commence in the beginning of each calendar quarter beginning each October, January, April and July and will be completed in the end of such quarter. The quarterly offers constitute a fundamental policy of the Trusts that may be changed only with the approval of the Trusts’ Shareholders.

The Board will consider the following factors, among others, in making its determination:

•	whether any Shareholders have requested to tender Shares to the Trusts;

•	the liquidity of the Trusts’ assets;

•	the investment plans and working capital requirements of the Trusts;

•	the relative economies of scale with respect to the size of the Trusts;

•	the history of the Trusts in repurchasing Shares or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences to the Trusts of any proposed repurchases of Shares or portions thereof.

Each such quarter, the Trusts will offer to repurchase up to 25% of the number of Shares outstanding on the date repurchase requests are due.

When a repurchase offer commences, the Trusts will send a notification of the offer, in advance of such offer, to Shareholders via their financial intermediaries. The notification will specify, among other things:

•	the percentage of Shares that the Trusts are offering to repurchase;

•	the date on which a Shareholder’s repurchase request is due, which, shall be approximately one month after the date of notification;

•	the date that will be used to determine the Trusts’ net asset value applicable to the Share repurchase, which will typically be the second to last business day of the quarter in which the repurchase is to be effected;

•	the date by which Shareholders will receive the proceeds from their Share sales, which will typically be the last business day of the quarter in which the repurchase is to be effected; and

•	the most current net asset value of the Shares that is available on the date of the notification, although such net asset value may not be the net asset value at which repurchases are made.

REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Trusts’ investments in Advisor Funds and the fact that the Trusts may have to effect withdrawals from those funds to pay for Shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of a date approximately two months after the date by which Shareholders must submit a repurchase request (the “Valuation Date”) and that the Trusts will generally pay the value of the Shares repurchased (or, as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) approximately one day after the Valuation Date. This amount will be subject to adjustment upon the validation, by the Investment Manager, of the value of such Shares, which is expected to be completed within 15 days after the repurchase is effected. By way of example, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares and the balance due will be determined and paid promptly within 15 days after the date the repurchase is effected.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Trusts. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Trusts representing the Trusts’ obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Trusts have determined to redeem their interest in Advisor Funds to make such payments but has experienced delays in receiving payments from the Advisor Funds.

A Shareholder who tenders for repurchase only a portion of his Shares will be required to maintain a minimum account balance of $100,000. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum, the Trusts reserve the right to reduce the portion of the Shares to be repurchased from the Shareholder so that the required minimum balance is maintained. To the extent that such policy is inconsistent with the federal securities laws, the Investment Manager will waive such policy.

Repurchases of Shares by the Trusts are subject to certain regulatory requirements imposed by SEC rules.

CALCULATION OF NET ASSET VALUE

The Trusts will compute their net asset value as of the last day of each month, generally by the 15th day of the following month. In determining their net asset value, the Trusts will value their investments as of the month-end. The net asset value of the Trusts will equal the value of the total assets of the Trusts, less all of their liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the Trusts will value their investments in Advisor Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Advisor Fund in accordance with the Advisor Fund’s valuation policies and reported at the time of the Trusts’ valuation. As a general matter, the fair value of the Trusts’ interest in an Advisor Fund will represent the amount that the Trusts could reasonably expect to receive from an Advisor Fund if the Trusts’ interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Trusts believe is reliable. In the event that an Advisor Fund does not report a month-end value to the Trusts on a timely basis, the Trusts would determine the fair value of such Advisor Fund based on the most recent value reported by the Advisor Fund, as well as any other relevant information available at the time the Trusts value their portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Trusts’ valuation date.

Prior to investing in any Advisor Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Advisor Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Trusts for valuing their own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Advisors to the Advisor Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

The Trusts’ valuation procedures require the Investment Manager to consider all relevant information available at the time the Trusts value their portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Advisor of an Advisor Fund does not represent the fair value of the Trusts’ investment in the Advisor Fund. Although redemptions of interests in Advisor Funds are generally subject to advance notice requirements, Advisor Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Advisor Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Advisor Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Advisor Fund, the Trusts would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at their net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Trusts may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Advisor Fund. In other cases, as when an Advisor Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Advisor Fund interests, the Trusts may determine that it is appropriate to apply a discount to the net asset value of the Advisor Fund. Any such decision would be made in good faith, and would be subject to the review and supervision of the Board.

The valuations reported by the Advisors of the Advisor Funds, upon which the Trusts calculate their month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Advisor Funds are audited by those Funds’ independent registered public accounting firm and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Trusts at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Trusts received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Advisors or revisions to net asset value of an Advisor Fund adversely affect the Trusts’ net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in the Advisor Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Trusts are aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Trusts’ investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Trusts and consistent with applicable regulatory guidelines.

If the Trusts holds any securities other than interests in Advisor Funds, the Trusts will generally value the portfolio securities of any Advisor Accounts and the portfolio securities held by the Trusts as follows:

(1)	U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

(2)	Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

(3)

If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one director, to instead adopt procedures to be used by the Investment Manager, if so delegated by the

Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

(4)	All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Trusts are determined. When an event materially affects the values of securities held by the Trusts or their liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Trusts. Consequently, the fees charged to the Trusts and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Trusts, including the Management Fee, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Trusts’ net assets if the judgments of the Board, the Investment Manager, or the Advisors should prove incorrect. Also, Advisors will only provide determinations of the net asset value of Advisor Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Trusts more frequently.

DISTRIBUTION POLICY

The Trusts each intend to make distributions necessary to maintain their qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Dividends. The amount of any dividends the Trusts pay may vary over time, depending on market conditions, the composition of the Trusts’ investment portfolio and the expenses borne by the Shares.

Capital Gains Distributions. An Advisor Fund may realize capital gains on the sale of portfolio securities. If it does, the Trusts will make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Trusts reserve the right, subject to appropriate regulatory approval, as necessary, to distribute capital gains more frequently.

TAXES

This information is only a summary of certain Federal income tax information about its investment. Shareholders should consult with their tax advisor about the effect of an investment in the Trusts on their particular tax situation.

Taxes. Each Trust intends to qualify as a regulated investment company under the Code. That means that in each year each Trust must qualify and distribute to its Shareholders at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction), the Trusts will each pay no Federal income tax on the earnings or capital gains it distributes to its Shareholders. This avoids a “double tax” on that income and capital gains, since Shareholders normally will be taxed on the dividends and capital gains they receive from either Trust (unless their Shares are held in a retirement account or the Shareholder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income from holding Shares of either Trust, unless the Trust that they hold is itself debt-financed property in the tax-exempt investor’s hands.

Shareholders should be aware of the following tax implications of investing in the Trusts:

•	Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Distributions of the Trusts’ long-term capital gains are taxable as long-term capital gains. It does not matter how long Shareholders have held their Shares.

•	If the Trusts receive dividends from U.S. corporations, a portion of the dividends paid by the Trusts to corporate Shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Trusts as derived from “qualified dividend income” are taxed to individuals at the rates applicable to long-term capital gains. Certain holding period and other requirements must be met by Shareholders and the Trusts for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.

•	Every calendar year the Trusts will send Shareholders and the Internal Revenue Service a statement showing the amount of any taxable dividends and other distributions the Trusts paid to Shareholders in the previous calendar year. The tax information the Trusts send Shareholders will separately identify any long-term capital gains or qualified dividend income distribution the Trusts paid to Shareholders.

•	Because Share prices fluctuate, Shareholders may have a capital gain or loss when its Shares are repurchased or Shareholders exchange them. A capital gain or loss is the difference between the price Shareholders paid for the Shares and the price Shareholders received when they were accepted for repurchase or exchange. Generally, when Shares Shareholders have tendered are repurchased, Shareholders must recognize any capital gain or loss on those Shares.

•	If Shareholders buy Shares on the date or just before the date the Trusts declare a capital gains distribution, a portion of the purchase price for the Shares will be returned to Shareholders as a taxable distribution.

•	The tax treatment of dividends and distributions will be the same regardless of whether they are paid to Shareholders in cash or reinvested in additional Shares of the Trusts.

•	Shareholders should review the more detailed discussion of Federal income tax considerations.

The Trusts may be required to withhold Federal income tax from all taxable distributions payable if Shareholders:

•	fail to provide the Trusts with their correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the Internal Revenue Service that they are subject to backup withholding.

Returns of Capital Can Occur. In certain cases, distributions made by the Trusts may be considered a non-taxable return of capital to Shareholders. The Trusts will identify returns of capital in Shareholder notices.

DISTRIBUTION ARRANGEMENTS

General Terms. Coast Asset Securities L.L.C. (the “Distributor”) acts as the distributor of the Trusts’ Shares on a best efforts basis, subject to various conditions, pursuant to the terms of a Distributor’s Agreement entered into with the Trusts. Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Trusts are not obligated to sell to a broker or dealer any Shares that have not been placed with qualified investors that meet all applicable requirements to invest in the Trusts. The Distributor maintains its principal office at 2450 Colorado Avenue, Suite 100 East Tower, Santa Monica, CA 90404, and is an affiliate of the Investment Manager.

Shares are being offered in an initial offering. The Distributor expects to deliver Shares purchased in the initial offering on or about March 1, 2005 or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Trusts any of the Shares. There is no minimum aggregate amount of Shares required to be purchased in the initial offering. The Distributor does not intend to make a market in the Shares. The Trusts have agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

INVESTOR QUALIFICATIONS

Shares will be sold only to persons that are “Qualified Clients” within the meaning of the Advisers Act. Such term includes: (i) a natural person or company (other than a company that is required to be registered under the 1940 Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Investment Manager’s or its affiliates’ management, including any amount invested in the Trusts; and (iii) certain employees of the Investment Manager and its affiliates within Coast.

In addition to the restrictions described above, Shares may also only be sold to persons who are “Accredited Investors” within the meaning of Regulation D under the 1933 Act. Generally, this includes natural persons whose net worth is in excess of $1,000,000, or whose individual income for the past two years exceeds $200,000 for each year (with his or her spouse, $300,000) and who has a reasonable expectation of reaching the same income level in the current year. It also includes companies whose total assets exceed $5,000,000.

In addition, Shares are offered only to investors that are U.S. persons for Federal income tax purposes. A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Prospective investors must complete a Subscription Agreement, attached hereto as Exhibit A, in order to acquire an interest in the Trusts.

PURCHASE TERMS

Shares are being offered only to investors that meet all requirements to invest in the Trusts. The minimum initial investment in the Trusts by an investor is $100,000 and the minimum additional investment is $50,000. This minimum may be modified by the Trusts from time to time.

Before an investor may invest in the Trusts, the investor must certify that it is qualified to invest in the Trusts, that it meets other requirements for investment, and that the investor will not transfer its Shares without the prior consent of the Trusts.

PRIOR PERFORMANCE OF INVESTMENT MANAGER

The following tables sets forth the Investment Manager’s composite performance data relating to the historical performance of private investment funds managed by the Investment Manager, since the date indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Trusts. The data is provided to illustrate the past performance of the Investment Manager in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Trusts. Investors should not consider this performance data as an indication of future performance of the Trusts or of the Investment Manager.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Investment Manager’s private investment funds, without provision for federal or state income taxes. The Investment Manager’s composite includes all private investment funds managed by the Investment Manager that have investment objectives, policies, strategies and risks substantially similar to those of the Trusts. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The private investment funds that are included in the Investment Manager’s composite are not subject to the same types of expenses to which the Trusts are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Trusts by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Investment Manager’s composite could have been adversely affected if the private investment funds included in the composite had been regulated as investment companies under the federal securities laws.

Composite for Coast Core Strategies Fund

Composite for Coast Core Strategies Managed Volatility Fund

Average Annual Total Returns (Levered)

for the periods ended December 31, 2004

	1 Year	5 Years	since inception (June 1995)
	8.32%	9.25%	16.45%

Average Annual Total Returns (Unlevered) for the periods ended December 31, 2004

	1 Year	5 Years	since inception (June 1995)
	4.33%	5.96%	8.97%

HFRI Fund of Funds Composite Index for the periods ended December 31, 2004

	1 Year	5 Years	since inception (June 1995)
	6.67%	5.17%	8.90%

The investment results of the Investment Manager’s composite presented above are unaudited and are not intended to predict or suggest the returns that might be experienced by the Trusts or an individual investing in the Trusts. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

ADDITIONAL INFORMATION ABOUT THE TRUSTS

The Trusts’ Voting Shares. Each share of a Trust represents an interest in such Trust proportionately equal to the interest of each other share. Each share has one vote at Shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. A Trust’s Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of a Trust, Shareholders are entitled to share pro rata in the net assets of such Trust available for distribution to Shareholders after all expenses and debts have been paid.

EXHIBIT A

Coast Core Strategies Fund

Coast Core Strategies Managed Volatility Fund

Account No.:

Broker Name:

Investor Certification

This certificate relates to Coast Core Strategies Fund and Coast Core Strategies Managed Volatility Fund (each, a “Trust”, together, the “Trusts”) and is given with respect to a potential purchase that the undersigned may make of Shares in a Trust.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, either (1) a net worth (if a natural person, together with assets held jointly with my spouse) of more than the amount specified in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), for a “qualified client” (currently $1,500,000) or (2) I have at least $750,000 under Coast Asset Management L.P.’s or its affiliates’ management, including any amount invested in a Trust; or (3) I am either (A) an executive officer or director of the Investment Manager or a person serving in similar capacity or (B) an employee of the Investment Manager who, in connection with my regular functions and duties, participates in the investment activities of the Investment Manager and I have been employed in such capacity for at least 12 months. If I am signing on behalf of a company, I further certify that (1) such company is not a private investment company, a registered investment company or a business development company or (2) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase Shares of the Trusts, the following conditions will apply to the ownership and transfer of the Shares:

(1) Shares may be held only through a broker or dealer that has entered into a Shareholder Servicing Agreement with the Trusts; and

(2) Shares may not be transferred except to a person who is a “qualified client,” as such term is defined in Rule 205-3 of the Advisers Act, who agrees to hold his, her or its Shares through a broker or dealer that has entered into a Shareholder Servicing Agreement with the Trusts, and who agrees not to transfer the Shares except to another person who is a qualified client and agrees to comply with the foregoing ownership and transfer restrictions.

I understand that Shareholders, the Trusts and their investment adviser are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Trusts. I understand that Shares of the Trusts are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Shareholders and hold Shareholders harmless from any liability that Shareholders may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final Prospectus for the Trusts, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Trusts involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Trusts are suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. I will promptly advise the Investment Manager if any of the statements herein ceases to be true prior to my (or the company’s) purchase of Shares.

Date:	_____________
By:	____________________
Name:	____________________

*	For this purpose, “private investment company” means a company that would be defined as an investment company under Section 3(a) of the 1940 Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

[ • ]

COAST CORE STRATEGIES FUND

COAST CORE STRATEGIES MANAGED VOLATILITY FUND

EXHIBIT B

Form ADV

PROSPECTUS

[•, 2005]

[ • ]

Until [ • ] (90 calendar days after the commencement of the offering), all dealers that buy, sell or trade the Shares, whether or not participating in the offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

SUBJECT TO COMPLETION, DATED [ • ]

COAST CORE STRATEGIES FUND

COAST CORE STRATEGIES MANAGED VOLATILITY FUND

Coast Core Strategies Fund

Coast Core Strategies Managed Volatility Fund

[•, 2005]

STATEMENT OF ADDITIONAL INFORMATION

2450 Colorado Avenue, Suite 100

East Tower

Santa Monica, CA 90404

(310) 576-3500

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Coast Core Strategies Fund and Coast Core Strategies Managed Volatility Fund (each, a “Trust” and together, the “Trusts”), dated [•, 2005]. A copy of the Prospectus may be obtained by contacting the Trusts at the telephone numbers or address set forth above.

This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS OF SAI

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Trusts, as well as the principal risks associated with the Trusts’ investment strategies, are set forth in the Registration Statement. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

The Trusts’ stated fundamental policies, which may only be changed by the affirmative vote of a majority of the Shares, are listed below. Within the limits of these fundamental policies, the Trusts’ management has reserved freedom of action. As defined in the 1940 Act, the vote of a “majority of the outstanding voting securities of the Trust” means the vote, at an annual or special meeting of security holders duly called, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Trust, whichever is less. The Trusts may not:

•	Change their investment objective.

•	Issue senior securities.

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC.

•	Underwrite securities of other issuers, except insofar as the Trusts may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that the Trusts may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

•	Invest 25% or more of the value of each Trust’s total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same or similar industries or businesses or related trades or businesses; provided, however, that each Trust will not invest more than 30% of the value of its total assets in Advisor Funds that pursue the same strategy (except temporarily during any period of adverse market conditions affecting Advisor Funds that pursue such strategies).

For purposes of the Trusts’ policy not to concentrate their investments as described above, the Trusts have adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

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Currently, under the 1940 Act, the maximum amount an investment company may borrow from banks is up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Trusts cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Trusts are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this Registration Statement (except the Trusts’ policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of each Trust’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Each Trust’s investment policies and restrictions do not apply to the activities and transactions of the investment funds in which each Trust’s assets are invested, but will apply to investments made by each Trust.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Registration Statement, the Trusts will invest primarily in private investment funds (“Advisor Funds”) that are managed by alternative asset managers (“Advisors”) that employ a wide range of specialized investment strategies and that each individually offers the potential for attractive investment returns and which, when blended together within the Trusts’ portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. Advisor Funds may be either U.S. private investment funds or certain qualifying non-U.S. private investment funds. The Trusts may also on occasion retain an Advisor to manage a designated segment of the Trusts’ assets (an “Advisor Account”) in accordance with the Advisor’s investment program. Additional information regarding the types of securities and financial instruments in which Advisors may invest the assets of Advisor Funds and Advisor Accounts, and certain of the investment techniques that may be used by Advisors, is set forth below.

Equity Securities

The investment portfolios of Advisor Funds and Advisor Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Advisors may generally invest Advisor Funds and Advisor Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively

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small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

Advisor Funds and Advisor Accounts may invest in fixed-income securities. An Advisor will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions in yield and possible loss of principal.

Advisor Funds and Advisor Accounts may invest in both investment grade debt securities and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Advisor to be of comparable quality.

An Advisor Fund’s or Advisor Account’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Advisor Funds and Advisor Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Advisor Funds and Advisor Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally

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not thought to be present in the U.S. These factors are listed in the Registration Statement under “Risk Factors—Non-U.S. Investments.”

As a general matter, Advisor Funds and Advisor Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Advisor Fund or Advisor Account may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Advisor Fund’s or Advisor Account’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Advisor Fund or Advisor Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Advisor Fund or Advisor Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor Fund or Advisor Account to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Advisor Fund’s or Advisor Account’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Advisor Fund’s or Advisor Account’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Trusts’ or an Advisor Fund’s investment objective, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Trusts’ or Advisor Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers.

Money Market Instruments

The Trusts, Advisor Funds and Advisor Accounts may invest, during periods of adverse market or economic conditions for defensive purposes, some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Manager or an Advisor, as the case may be, deems appropriate under the circumstances. The Trusts or Advisor Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

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Repurchase Agreements

Repurchase agreements are agreements under which the Trusts, an Advisor Fund or Advisor Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Trusts at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Trusts, Advisor Fund or Advisor Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Trusts, Advisor Fund or Advisor Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Trusts have adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Advisor Fund or Advisor Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Advisor Fund’s or Advisor Account’s investment portfolio.

Special Investment Techniques

Advisor Funds and Advisor Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Advisor Funds and Advisor Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Advisor Funds or Advisor Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Advisor Fund or Advisor Account may suffer losses as a result of its hedging activities.

Derivatives

Advisor Funds and Advisor Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Advisor Funds and Advisor Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much

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the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Advisor Fund’s or Advisor Account’s performance.

If an Advisor Fund or Advisor Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Advisor Fund’s or Advisor Account’s return or result in a loss. An Advisor Fund or Advisor Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Advisor Fund or Advisor Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures

The Advisors may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Advisor Fund or Advisor Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Advisor may have difficulty closing out its position. Over-the-counter options purchased and sold by Advisor Funds and Advisor Accounts may include options on baskets of specific securities.

The Advisors may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Advisor Fund or Advisor Account owns the underlying security. The sale of such an option exposes an Advisor Fund or Advisor Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Advisor Fund’s or Advisor Account’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Advisor Funds and Advisor Accounts need not be covered.

An Advisor Fund or Advisor Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Advisor Fund or Advisor Account will

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realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Advisor would ordinarily effect a similar “closing sale transaction,” which involves liquidating position by selling the option previously purchased, although the Advisor could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the CFTC by Advisor Funds and Advisor Accounts could cause the Trusts to be a commodity pool, which would require the Trusts to comply with certain rules of the CFTC. The Investment Manager is registered with the CFTC as a commodity pool operator and commodity trading advisor under the CE Act, and is a member of the NFA in such capacities.

Advisor Funds and Advisor Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Trusts’ net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Advisor Fund or Advisor Account to substantial losses.

Successful use of futures also is subject to an Advisor’s ability to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Advisors may purchase and sell stock index futures contracts for an Advisor Fund or Advisor Account. A stock index future obligates an Advisor Fund or Advisor Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

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Some or all of the Advisors may purchase and sell interest rate futures contracts for an Advisor Fund or Advisor Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Advisors may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes

Some or all of the Advisors may purchase and sell for the Advisor Funds and Advisor Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Advisor of options on stock indexes will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular sector or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements

The Advisors may enter into equity, interest rate, index and currency rate swap agreements on behalf of Advisor Funds and Advisor Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall

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below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Advisor Fund or Advisor Account would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Advisor Fund’s or Advisor Account’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Advisor Fund’s or Advisor Account’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Advisor in whose investment vehicles the Trusts could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Trusts may enter into swap agreements under which the Trusts may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Trusts may seek to achieve the same investment result through the use of other derivatives in similar circumstances or during the early life of the Trusts.

Lending Portfolio Securities

An Advisor Fund or Advisor Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Advisor Fund or Advisor Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Advisor Fund or Advisor Account an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Advisor Fund or Advisor Account generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisor Fund or Advisor Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Advisor Fund or Advisor Account.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Advisor Fund or Advisor Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Advisor Fund or Advisor Account enters into the commitment, but the Advisor Fund or Advisor Account does not make payment until it receives delivery from the counterparty. After an Advisor Fund or Advisor Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

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Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Advisor Fund or Advisor Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Advisor Fund or Advisor Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Advisor Fund or Advisor Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Advisor Fund or Advisor Account on a forward basis will not honor its purchase obligation. In such cases, the Advisor Fund or Advisor Account may incur a loss.

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

Repurchase Offers

The Trusts expects that a substantial portion of their investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Trusts are structured as closed-end funds, which means that Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Trusts do not expect any trading market to develop for their Shares. As a result, Shareholders will have very limited opportunity to sell their Shares.

To provide Shareholders with a degree of liquidity and the ability to receive net asset value on a disposition of Shares, the Trusts intend to make quarterly offers to repurchase their Shares; however, if the Board determines it would not then be in the Trusts’ best interest to make a repurchase the Board may determine not to make such an offer. The repurchase offers will be limited to a specified percentage of the Trusts’ outstanding Shares. Shares will be repurchased at their net asset value; the Trusts will not charge a repurchase fee. The Trusts intend to commence the first quarterly repurchase offer in July 2005 and to complete it in September 2005. Thereafter, quarterly repurchase offers will commence in the beginning of each calendar quarter beginning each October, January, April and July and will be completed in the end of such quarter. The quarterly offers will be made pursuant to a fundamental policy of the Trusts that may be changed only with the approval of the Trusts’ Shareholders.

The Board will consider the following factors, among others, in making its determination:

•	whether any Shareholders have requested to tender Shares to the Trusts;

•	the liquidity of the Trusts’ assets;

•	the investment plans and working capital requirements of the Trusts;

•	the relative economies of scale with respect to the size of the Trusts;

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•	the history of the Trusts in repurchasing Shares or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences to the Trusts of any proposed repurchases of Shares or portions thereof.

At each such quarter by repurchase offer, the Trusts will offer to repurchase up to 25% of the number of Shares outstanding on the date repurchase requests are due.

Mandatory Redemptions

The Trusts may redeem the Shares of any Shareholder or any person acquiring Shares of the Trusts from or through a Shareholder under certain circumstances, including if: ownership of the Shares by the Shareholder or other person will cause the Trusts to be in violation of certain laws; continued ownership of the Shares may adversely affect the Trusts; any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true; or it would be in the best interests of the Trusts to repurchase the Shares or a portion thereof. A Shareholder whose Shares are redeemed by the Trusts will not be entitled to a refund of any amount of sales load (if any) paid in connection with the purchase of those Shares.

Transfers of Shares

Transfers of Shares may not be made without the prior consent of the Trusts. Transferees must represent to the Trusts that they satisfy all of the eligibility criteria associated with an investment in the Trusts (e.g., that the transferee is a Qualified Client and Accredited Investor).

BOARD OF TRUSTEES; OFFICERS

Board of Trustees

The Trusts are governed by a Board of Trustees, which is responsible for protecting the interests of Shareholders under Massachusetts law. The Board is comprised of both “independent” Trustees, as defined in the 1940 Act (the “Independent Trustees”), and Trustees who are not independent (the “Interested Trustees”). The Board meets periodically throughout the year to oversee the Trusts’ activities and to review its performance and the actions of the Investment Manager.

A Trustee serves on the Board for indefinite duration, until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days’ prior written notice to the Board and may be removed either by vote of two-thirds of the Board not subject to the removal vote or of the Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders.

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In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the Shareholders. The Trustees may call a meeting of Shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Trusts, the Investment Manager may manage and control the Trusts, but must convene a meeting of Shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Trusts. The Board will render assistance to Shareholders on the question of the removal of a Trustee in the manner required by Section 16(c) of the 1940 Act.

Committees

The Board does not have a standing nominating or compensation committee but has appointed an Audit Committee, comprised of Messrs. Mangefrida, and Luedtke and Ms. Kochevar, all of whom are Independent Trustees.

The Audit Committee recommends the selection of the independent registered public accounting firm to the Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the Trusts’ independent registered public accounting firm regarding the adequacy of the Trusts’ internal accounting procedures and controls, and (iii) establishes a separate line of communication between the Trusts’ independent registered public accounting firm and their Independent Trustees.

Based on the Audit Committee’s recommendation, the Board, including a majority of the Independent Trustees, selected Ernst & Young LLP as auditors of the Trusts. Ernst & Young LLP also serves as auditors for certain other funds for which the Investment Manager acts as investment advisor.

Trustee Compensation

The Trusts collectively pay each Independent Trustee an annual retainer of $25,000. The Interested Trustees receive no fees or other compensation from the Trusts. All Trustees are reimbursed by the Trusts for their reasonable travel and out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trusts.

The Independent Trustees received the compensation shown below with respect to the period ended                     , 200   from the Trusts for serving as a trustee, manager or member of a committee (if applicable) of the Board.

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Trustee	Compensation from Trusts	Compensation from Trusts
[ ] Audit Committee Chairman	[$___]	$[__]

[ ] Audit Committee Member	[$___]	$[__]

[ ] Audit Committee Member	[$___]	$[__]

Trustees

Information as of [,   2005] concerning each of the Trustees is set forth below. Each Trustee’s address is 2450 Colorado Avenue, Suite 100 East Tower Santa Monica, California 90404. Brief descriptions of the Independent Trustees’ relationships with the Investment Manager follow.

Independent Trustees

Name; Commencement of Service; Age	Principal occupation(s) during past 5 years	Dollar range of Shares beneficially owned in the Trusts	Aggregate dollar range of Shares beneficially owned in the portfolio of the Trusts overseen by Trustee
As of [, 2005]

Susan E. Kochevar ___, 2005 Age: [__]	Chief Financial Officer (since 2003) of AEN, L.P. (private investment fund); formerly Senior Tax Manager, Ernst & Young LLP (accounting firm), (October 1995 – November 2003). Oversees two Trusts managed by the Investment Manager.	[$0]	[$0]

David J. Mangefrida ___, 2005 Age: [__]	Chief Operating Officer (since January 2005) of Artificial Intelligence Capital, L.L.C. (investment management company); formerly Senior Managing Director and General Counsel of Fi-Tek, LLC (December 2003 – December 2004) prior to which he was a Partner and National Director of Asset Management Tax Services of Ernst & Young LLP (September 1993-November 2003). Oversees two Trusts managed by the Investment Manager.	[$0]	[$0]

Luther S. Luedtke __, 2005 Age: [__]	President and Chief Executive Officer (since 1992) of California Lutheran University (non-profit university); member of the Board of Regents of California Lutheran University; formerly a member of the Board of Directors of Lutheran Brotherhood (Fortune 500 insurance and financial services fraternal society) (1995-2001). Oversees two Trusts managed by the Investment Manager.	[$0]	[$0]

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Officers

Each of the Trusts’ officers serves for an annual term or until his or her earlier resignation, death or removal. The officers of the Trusts do not receive any additional compensation from the Trusts. Information, as of [            ], 2005, concerning the Trusts’ officers is set forth below.

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Officers of the Trusts

Name; Position; Commencement of Service; Age	Principal occupation(s) during past 5 years
David E. Smith (1) President , 2005 Age: [ ]	Mr. Smith is the President, and primary beneficial owner, of the Investment Manager. Since 1971, upon his graduation with an M.B.A. from the University of California at Berkeley, Mr. Smith has worked in various capacities in the securities industry. His past experience includes Security Pacific Bank (1973-1983), where he was a Vice President, responsible for the sales and fixed income arbitrage trading activities of the Investment Department, and was responsible for all credit decisions regarding that activity. In March 1983, Mr. Smith joined Oppenheimer and Company as a bond arbitrageur, trading that firm’s proprietary capital account. In 1986, Mr. Smith was appointed a Senior Vice President at Oppenheimer, a position he held until he left that firm in November 1990. When he left Oppenheimer, Mr. Smith founded and became President of the Investment Manager. In March 1991, Mr. Smith founded the predecessor to the Investment Manager. Mr. Smith is a principal of a number of entities affiliated with the Investment Manager. He is primarily responsible for the trading activities of the various affiliates of the Investment Manager, and is also involved with financing and credit decisions for all trading activities. He has extensive experience structuring arbitrage trades utilizing cash securities, futures, options, and swaps. Mr. Smith has been the lead portfolio manager on the Coast Diversified Fund, Ltd., an affiliate of the Trusts, since its inception, and has primary responsibility for selecting managers for all multi-manager funds managed by the Investment Manager and its affiliates.

Christopher D. Petitt (1) Chief Operating Officer , 2005 Age: [ ]	Mr. Petitt joined the predecessor to the Investment Manager in June 1993. He is the Chief Operating Officer and is a beneficial owner of the Investment Manager and its affiliates. Mr. Petitt is primarily responsible for the financing, structuring and daily operations of the firm. Mr. Petitt has considerable experience with leveraged structured finance transactions, both as an auditor and as an originator. He is also a member of the Investment Manager’s fund of funds Investment Committee. Mr. Petitt received a B.S. degree in Accounting from Portland State University in 1985. After graduation, he was employed by the international public accounting firm of Spicer & Oppenheim, where he was promoted to manager in 1990. In 1990, he joined the “Big-Six” independent public accounting firm of Coopers & Lybrand as an audit manager, specializing in the financial services industry and complicated financial structures. Mr. Petitt is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

(1)	Address is c/o Coast Asset Management L.P., 2450 Colorado Avenue, Suite 100 East Tower, Santa Monica, California 90404.

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CODE OF ETHICS

The Trusts and the Investment Manager have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Trusts’ portfolio transactions. Covered persons include the Trustees and the officers and directors of the Investment Manager, as well as employees of the Investment Manager having knowledge of the investments and investment intentions of the Trusts. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Trusts, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Trusts’ registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT MANAGEMENT SERVICES

The Investment Manager

Coast Asset Management L.P. serves as the Trusts’ investment manager, subject to the ultimate supervision of and subject to any policies established by the Board. The Investment Manager is responsible for the selection of Advisors and the allocation of the assets of the Trusts for investment among the Advisors. In addition, the Investment Manager is responsible for investing the cash portion of the Trusts’ assets not invested in Advisor Funds or through Advisor Accounts.

Pursuant to the terms of the investment management agreements entered into between the Trusts and the Investment Manager dated as of [•, 2005] (the “Investment Management Agreements”), the Investment Manager is responsible for developing, implementing and supervising the Trusts’ investment program and in connection therewith shall regularly provide investment advice and recommendations to the Trusts with respect to their investments, investment policies and purchases and sales of securities for the Trusts and arranging for the purchase and sale of such securities. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates within Coast to assist the Investment Manager in providing investment management services.

As compensation for services required to be provided by the Investment Manager under the Investment Management Agreements, the Trusts will each pay the Investment Manager a monthly fee (the “Management Fee”) computed at the annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of the month (before any repurchases of Shares, as defined below).

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The Trusts will each pay to the Investment Manager an annual incentive fee equal to 15% of the amount by which the sum of each Trust’s net realized and unrealized capital gains or losses and net investment income or loss for the year exceeds the annualized average three month U.S. Treasury bill yield, subject to reduction for prior realized and unrealized losses that have not previously been offset against realized and unrealized gains. See “Management of the Trusts and Fees —Incentive Fee.” The incentive fee structure presents certain risks that are not present in funds without an incentive fee. The management fee and the incentive fee are materially higher than the advisory fees paid by most U.S. registered investment companies. See “Risk Factors—Incentive Fee Structure May Result in More Speculative Investments for the Trusts,” and “Risk Factors—Accrual of an Incentive Fee Will Lower Returns to Investors.” See “Management of the Trusts and Fees” for the details of such calculations.

The Investment Management Agreements were approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on [•, 2005], and was approved on [•, 2005]. The Independent Trustees were provided with data as to the qualifications of the Investment Manager’s personnel and the quality and extent of the services rendered to investment companies. The Board particularly considered: (1) the Investment Manager’s investment record in managing other investment companies for which they act as investment manager, and (2) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Investment Manager but believed to be in the same overall investment and size category as the Trusts. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the Investment Management Agreements, including the investment advisory fee, in light of all of the surrounding circumstances, and found the Investment Management Agreements to be fair and reasonable and in the best interests of the Trusts.

The Investment Management Agreements have an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting Shares of the Trusts; provided, that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreements are terminable without penalty, on 60 days’ prior written notice by the Board, by vote of a majority of the outstanding voting Shares of the Trusts or by the Investment Manager. The Investment Management Agreements also provide that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Management Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreements, the Investment Manager is not liable to the Trusts or to any investor for any loss the Trusts sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

The Investment Manager or its designee maintains the Trusts’ accounts, books and other documents required to be maintained under the 1940 Act at 2450 Colorado Avenue, Suite 100 East Tower, Santa Monica, California 90404.

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Portfolio Proxy Voting. The Investment Manager is responsible for voting proxies relating to securities owned by the Trusts. The Trusts invest primarily in private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Trusts invest in voting securities, if any, the Trusts’ primary consideration in voting portfolio proxies would be the financial interests of the Trusts and their Shareholders.

TRUST EXPENSES

The Trusts will bear all costs and expenses incurred in their business and operations other than those specifically required to be borne by the Investment Manager pursuant to the Investment Management Agreements. Costs and expenses borne by the Trusts include, but are not limited to, the following:

•	all costs and expenses directly related to investment transactions and positions for the Trusts’ account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Advisor Funds;

•	all costs and expenses associated with the operation and registration of the Trusts, ongoing offering costs and the costs of compliance with any applicable Federal and state laws;

•	all costs and expenses associated with the organization and operation of separate investment funds managed by Advisors retained by the Trusts;

•	the costs and expenses of holding meetings of the Board and any meetings of Shareholders, including costs associated with the preparation and dissemination of proxy materials;

•	the fees and disbursements of Trust counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Trusts and other consultants and professionals engaged on behalf of the Trusts;

•	the Management Fee;

•	the Incentive Fee;

•	the Administration Fee;

•	the fees payable to custodians and other persons providing administrative services to the Trusts;

•	the costs of a fidelity bond and any liability insurance obtained on behalf of the Trusts or the Board;

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•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders; and

•	such other types of expenses as may be approved from time to time by the Board.

The Advisor Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Trusts. The Advisors generally will charge asset-based fees to and receive performance-based allocations from the Advisor Funds, which effectively will reduce the investment returns of the Advisor Funds and the amount of any distributions from the Advisor Funds to the Trusts. These expenses, fees and allocations will be in addition to those incurred by the Trusts themselves.

SHARE OWNERSHIP

As of the date of this Registration Statement, the officers of the Trusts as a group owned 100% of the outstanding Shares of the Trusts.

EXPERTS

Ernst & Young LLP act as independent registered public accounting firm for the Trusts and in such capacity will audit the Trusts’ annual and semi-annual financial statements and financial highlights.

CONFLICTS OF INTEREST

Investment Manager

The Investment Manager manages the assets of private investment funds and provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Trusts (“Coast Accounts”). The Trusts have no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Trusts will be engaged in substantial activities other than on behalf of the Trusts, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Trusts and the Coast Accounts. Such persons will devote only so much time to the affairs of the Trusts as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Investment Manager expects to employ an investment program for the Trusts that is substantially similar to the investment program employed by it for certain Coast Accounts,

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including private investment partnerships that have an investment program that is substantially the same as the Trusts’ investment program. As a general matter, the Investment Manager will consider participation by the Trusts in all appropriate investment opportunities that are under consideration for those other Coast Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Coast Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Investment Manager will commit the Trusts’ assets. There also may be circumstances under which the Investment Manager will consider participation by Coast Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Trusts, or vice versa.

The Investment Manager will evaluate for the Trusts and for each Coast Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Trusts or a Coast Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Trusts and the Coast Accounts in the context of any particular investment opportunity, the investment activities of the Trusts and the Coast Accounts may differ from time to time. In addition, the fees and expenses of the Trusts will differ from those of the Coast Accounts. Accordingly, the future performance of the Trusts and the Coast Accounts will vary.

When the Investment Manager determines that it would be appropriate for the Trusts and one or more Coast Accounts to participate in an investment transaction in the same Advisor Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Trusts participate, or participate to the same extent as the Coast Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Trusts could be disadvantaged because of the investment activities conducted by the Investment Manager for the Coast Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Advisors with respect to Advisor Funds) on the combined size of positions that may be taken for the Trusts and the Coast Accounts, thereby limiting the size of the Trusts’ position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Trusts and the Coast Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Trusts may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Coast

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Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Trusts. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Coast Accounts, that are the same, different or made at a different time than positions taken for the Trusts.

Other Matters

Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Trusts. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Trusts may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Trusts to purchase (or sell), and the Investment Manager or has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Investment Manager and its affiliates, and of its respective directors, officers or employees, may give rise to additional conflicts of interest.

TAX ASPECTS

This summary of certain aspects of the Federal income tax treatment of the Trusts is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Trusts.

Qualification as a Regulated Investment Company

The Trusts will be treated as domestic corporations for United States federal income tax purposes, and each Trust intend to qualify as a regulated investment company under the Code. Each of the Trusts will need to separately meet all the qualifications of a regulated investment company. As a regulated investment company, each Trust is not subject to Federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses, and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that the Trusts distribute to shareholders. That qualification enables each

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Trust to “pass through” its income and realized capital gains to their respective shareholders without either Trust having to pay tax on them. The Code contains a number of complex tests relating to qualification that either Trust might not meet in a particular year.

If either Trust did not qualify as a regulated investment company in any taxable year, that Trust would be treated for Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders. In addition, all distributions from earnings and profits of that Trust, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Trusts could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

To qualify as a regulated investment company, each Trust must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. Each Trust must also satisfy certain other requirements of the Code, some of which are described below. Distributions by a Trust made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, each Trust must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and certain other income derived with respect to the Trusts’ business of investing in such stock, securities, or currencies.

In addition to satisfying the requirements described above, each Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Trusts’ taxable year, at least 50% of the value of the each Trust’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of “other issuers.” As to each of those “other issuers” that will count toward the 50% value test, each Trust must not have invested more than 5% of the value of such Trust’s total assets in securities of each such issuer and the Trust must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, with regard to each Trust’s other assets no more than 25% of the value of such Trust’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses. The Trusts currently intend to limit each Trust’s investments in any one issuer and in any controlled issuers in order to comply with the regulated investment companies rules. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

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Existing authorities do not currently provide guidance on the proper treatment under either the 90% gross income test or the asset diversification tests, described above, of many of each Trust’s potential Indirect Investments, such as Call and Put Options, Swap Agreements and other Derivatives. Nor is there authoritative guidance on how such Indirect Investments should be valued. Each Trust intends to be able to comply with the regulated investment company requirements and will make any necessary changes when, and if, any contrary authorities are published by the IRS in order to maintain such compliance. Each Trust currently intends that it will only incur non-qualifying income from its Indirect Investments and other non-qualified income, such as income from commodities trading, to the extent that will allow each Trust to meet the 90% gross income test either because the income incurred is qualifying income or the amount of income is less than 10% of its gross income. In addition, each Trust also currently intends to treat the counterparty as the issuer of each of those Indirect Investments and also intends that each Trust will meet the asset diversification test using that assumption. Finally, many of the Trusts’ investments will not be readily marketable; therefore, for these qualification purposes, the Trusts currently intend to value any of the Trusts’ assets for which a market value is not readily available at the market value that the Trusts’ Board of Trustees reasonably believes is the market value. However, it is possible that the IRS could disagree with the Trusts’ positions concerning the treatment or valuation of these assets, in which case the IRS could attempt to disqualify either or both Trust’s status as regulated investment companies and make that Trust subject to current federal income and excise taxation.

Existing authorities also do not provide guidance on whether, for purposes of the asset diversification test, a Trust should view the issuer of direct investments in non-marketable securities, like many of the Advisor Funds, as the issuer of the underlying assets or as the issuer of the Advisor Fund securities. The Trusts intend, to the best of their ability, that they will meet the asset diversification test no matter which entity is considered the issuer; however, it will not always be possible or practical for the Trusts to know the identity and extent of every investment that an Advisor Fund owns. Therefore, to the extent that the Advisor Funds should be looked-through, either or both Trusts could theoretically not meet the asset diversification test if a number of the Advisor Funds, without the Trusts’ knowledge, independently invested substantial amounts in securities of the same issuer which, in total, would represent a greater than 5% interest in one issuer. Each Trust currently intends that it will take reasonable precautions to prevent this occurrence; however, there is a theoretical risk that either or both Trusts would not meet the asset diversification requirement because of the Trusts’ lack of full and complete access to the underlying assets that the Advisor funds are holding at any particular time.

The American Jobs Creation Act of 2004 (the “2004 Act”) provides that net income derived from an interest in a “qualified publicly traded partnership,” as defined in Code, will be treated as qualifying income for purposes of the 90% income test, and for purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership and no more than 25% of the value of each Trust’s total assets may be invested in the securities of one or more qualified publicly traded partnerships.

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Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, each Trust must distribute at least 98% of its taxable investment income earned from January 1 through December 31 of that year and at least 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. A dividend paid to shareholders in January of a year is generally deemed to have been paid by the Trusts on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. If such a distribution is not made, the Trust must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that each Trust will meet those requirements. To meet these requirements, in certain circumstances a Trust might be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Trust not to make such distributions without regard to either or both Trusts at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Distributions

Dividends paid out of a Trust’s investment company taxable income will be taxable to a shareholder as ordinary income to the extent of that Trust’s earnings and profits, whether such dividends are paid in cash or reinvested in additional Shares. If a portion of the Trust’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Trust to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Trust as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the shareholder and the Trust for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held that Trust’s Shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of a Trust’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares.

Each Trust may elect to retain its net capital gain or a portion thereof for investment and elect to be taxed at corporate rates on the amount retained. In such case, such Trust may designate the retained amount as undistributed capital gains in a notice to such Trust’s shareholders, who will

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be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by their Trust on the gain, and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the Federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Sale or Exchange of Trust Shares

Upon the sale or other disposition of Shares in either Trust which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Trust’s Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares that are sold have been held for more than one year. Any exchange by a shareholder of one Trust’s Shares for the other Trust’s Shares will be treated as a sale or exchange that is subject to federal income tax.

Any loss realized on a sale or exchange will be disallowed to the extent that the Shares of the Trust disposed of are replaced (including through reinvestment of dividends) with the same Trust’s Shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such Shares.

Redemptions

Gain or loss, if any, resulting from a redemption of a Trust’s Shares generally will be taxed as gain or loss from the sale of the Trust’s Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder’s interest in the Trust, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder’s interest in the Trust. For the purposes of (a), (b), and (c) above, any Trust’s Shares held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) are met, the redemption proceeds may be considered to be a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above.

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Derivatives and Structured Transactions

Certain of the Trust’s hedging and derivatives transactions that the Trusts may be party to are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trusts to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Trusts will monitor their transactions, may make certain tax elections, and will make appropriate entries in its books and records in order to mitigate the effect of these provisions.

High Yield Securities

Either or both Trusts may invest a portion of their total assets in “high yield” securities, commonly known as “junk bonds.” Investments in these types of securities may present special tax issues for the holder. Federal income tax rules are not entirely clear about issues such as when the Trusts may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Trust, in the event it invests in such debt securities, in order to seek to ensure that each Trust distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Original Issue Discount

Investments by a Trust in zero coupon or other discount securities will result in income to the holding Trust equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Trust receives no cash interest payments. This income is included in determining the amount of income which the Trust must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Trust, the Trust may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Bonds

Gain derived by either or both Trusts from the disposition of any bonds with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the bond over the basis of such bond immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the holding Trust makes an

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election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount bond may be deferred until such bond is sold or otherwise disposed of.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Borrowings

If either or both Trusts utilizes leverage through borrowing, that Trust may be restricted by loan covenants or the 1940 Act with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Trust’s payments of dividends may prevent the Trust from meeting the distribution requirements described above, and may therefore, jeopardize the Trust’s qualification for taxation as a regulated investment company and possibly subject the Trust to the non-deductible 4% federal excise tax. Each Trust will endeavor to avoid restrictions on its ability to make dividend payments.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains. With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Accordingly, a tax-exempt U.S. person investing in the Trust will not realize UBTI with respect to an investment in Shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Trusts.

Foreign Taxes

Investment income that may be received by a Trust from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and

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the United States may reduce or eliminate such taxes. Generally, although the Trust may claim a credit or deduction with respect to foreign taxes, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes. The only exception is if the Trust qualifies as a regulated investment company, satisfies the 90% distribution requirement and more than 50% of the value of that Trust’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Trust may elect to “pass through” to the Trust’s shareholders the amount of foreign taxes paid by the Trust. Each Trust currently intends that it would make such an election for any year in which it is eligible to do so. If a Trust so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Trust, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Trust representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held Shares for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such Shares. Additionally, the Trust must also meet this holding period requirement with respect to its foreign stock and, to the extent that other property owned by the same Trust generates income with respect to which a foreign withholding tax is paid, such other property in order for “creditable” taxes to flow through to a shareholder. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Income From Trust Investments Taxed as Foreign Corporations

Pursuant to the various “anti-deferral” provisions of the Code (e.g., the “passive foreign investment company” (“PFIC”) (including “qualified electing fund” (“QEF”)), and “controlled foreign corporation” (“CFC”)), investment by a Trust in those Advisor Funds which are treated as foreign corporations for U.S. federal income tax purposes (a “foreign Advisor Fund”) may cause a Trust to (i) recognize taxable income prior to the Trust’s receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed deferred, or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

The Trust expects that each corporate foreign Advisor Fund will be a PFIC. Generally, under the PFIC provisions, gain from the direct or indirect sale or exchange of, and certain direct or indirect distributions in respect of, stock of a PFIC are allocated ratably over a Trust’s holding period in respect of the stock, and are either subject to the highest rate of tax (without allowance for deductions) applicable to ordinary income plus an interest charge, or are treated as ordinary income. Alternatively, a Trust may be able to elect to treat a PFIC as a QEF, in which case the Trust would be required to include in gross income a pro rata share of the PFIC’s ordinary income and net capital gains (i.e., excess of net long-term capital gain over net short-term capital loss) for a taxable year. If a QEF election is in effect throughout a Trust’s holding period in

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respect of a PFIC, the Trust is eligible for capital gains treatment on the sale or exchange of stock in the PFIC. There can be no assurance that a particular foreign Advisor Fund will provide the information necessary to permit the Trust to make a QEF election in respect of the Advisor Fund. Each Trust may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Trust’s adjusted basis therein as of the end of that year. Pursuant to the election, the Trust also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Trust for prior taxable years under the election. If it made this election, the Trust would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, the Trust could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs. The Trust’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

If more than 50% by vote or value of a foreign corporate Advisor Fund’s outstanding shares were held by U.S. Shareholders, then the CFC provisions of the Code would apply. For this purpose, “U.S. Shareholder” means a U.S. person that owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of a foreign Advisor Fund’s outstanding shares. It is not clear whether any foreign Advisor Fund in which the Trust invests is, or will, be a CFC. If a foreign Advisor Fund in which the Trusts invest were a CFC, U.S. Shareholders (including the Trusts, if they so qualify) would be required to include currently in income their pro rata share of the dividends, interest, excess of gains over losses from the sale or exchange of stock, securities, and commodities interests, and certain other passive and other income received by such foreign Advisor Fund. It is expected that the income of a foreign Advisor Fund would generally be of a type included under these provisions. If a foreign Advisor Fund is treated as a CFC and the Trusts are treated as a U.S. Shareholder, such Advisor Fund generally would not be treated as a PFIC with respect to the Trusts for the period during which such Advisor Fund remains a CFC and the Trusts remain a U.S. Shareholder.

Special rules regarding foreign personal holding companies (“FPHC”) and foreign investment companies (“FIC”) which could potentially impact the Trusts were recently repealed by the 2004 Act. Additionally, to the extent that a foreign corporate Advisor Fund’s tax year that includes December 31, 2004 has ended before the Trust becomes a shareholder, the Trust shall not be subject to the FPHC or FIC rules with respect to its stock in such Advisor Fund. However, the Trust could invest in a foreign corporate Advisor Fund and be subject to the FPHC or FIC rules for the Trust’s tax year ending [December 31, 2005] if the Advisor Fund has a tax year which includes December 31, 2004 and whose same tax year has not ended prior to the Trust becoming a shareholder. The Trusts currently intend either not to invest in such FPHC or FICs or to take any necessary actions to mitigate the effect of such investments.

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The PFIC, CFC, FPHC and FIC provisions of the Code applicable in respect of direct or indirect ownership of foreign corporations by U.S. persons are extremely complicated. Any prospective investor should consult a tax advisor prior to acquiring Shares in the Trusts.

Backup Withholding

The Trusts may be required to withhold Federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s Federal income tax liability, provided the required information is furnished to the IRS.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their Trust distributions.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Trust of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

The foregoing is a brief summary of certain material income tax matters which are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning and is provided for general information only. Tax consequences vary based upon the circumstances of an individual Shareholder. Further, the federal income tax treatment of the Trust’s structured derivatives is extremely complex and uncertain. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

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ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Trusts.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (See “Tax Aspects”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Trusts, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Trusts may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Trusts are registered as an investment companies under the 1940 Act, the underlying assets of the Trusts should not be considered to be “plan assets” of the ERISA Plans investing in the Trusts for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Investment Manager will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Trusts.

A Benefit Plan which proposes to invest in the Trusts will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Trusts’ investment objective, policies and strategies, that the decision to invest plan assets in the Trusts was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Members may currently maintain relationships with the Investment Manager or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or

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penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Trusts is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Trusts was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Trusts.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Registration Statement is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

Each Advisor is directly responsible for placing orders for the execution of portfolio transactions for the Advisor Fund or Advisor Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of an Advisor Fund or Advisor Account, each Advisor will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Advisor generally will seek reasonably competitive commission rates, an Advisor will not necessarily pay the lowest commission available on each transaction. The Advisors will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Advisors with respect to Advisor Funds may vary and will be governed by each Advisor Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, an Advisor may place orders for an Advisor Fund or Advisor Account with brokers that provide the Advisor and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Advisors are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Advisors or their

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affiliates in providing services to clients other than the Advisor Funds and the Advisor Accounts they manage. In addition, not all of the supplemental information is necessarily used by an Advisor in connection with the Advisor Fund or Advisor Account it manages. Conversely, the information provided to an Advisor by brokers and dealers through which other clients of the Advisor or its affiliates effect securities transactions may be useful to the Advisor in providing services to the Advisor Fund or an Advisor Account.

It is anticipated that Advisors (including each Advisor retained to manage an Advisor Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Trusts. However, certain Advisors (other than those managing Advisor Accounts) may have policies that permit the use of brokerage commissions of an Advisor Fund to obtain products or services that are not research related and that may benefit the Advisor.

VALUATION OF ASSETS

The Trusts will compute their net asset value as of the last day of each month generally by the 15th day of the following month. In determining their net asset value, the Trusts will value their investments as of such month-end. The net asset value of the Trusts will equal the value of the total assets of the Trusts, less all of their liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the Trusts will value their investments in Advisor Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Advisor Fund in accordance with the Advisor Fund’s valuation policies and reported at the time of the Trusts’ valuation. As a general matter, the fair value of the Trusts’ interest in an Advisor Fund will represent the amount that the Trusts could reasonably expect to receive from an Advisor Fund if the Trusts’ interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Trusts believe is reliable. In the event that an Advisor Fund does not report a month-end value to the Trusts on a timely basis, the Trusts would determine the fair value of such Advisor Fund based on the most recent value reported by the Advisor Fund, as well as any other relevant information available at the time the Trusts value their portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Trusts’ valuation date.

Prior to investing in any Advisor Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Advisor Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Trusts for valuing their own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Advisors to the Advisor Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

The Trusts’ valuation procedures require the Investment Manager to consider all relevant information available at the time the Trusts value their portfolio. The Investment Manager

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and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Advisor of an Advisor Fund does not represent the fair value of the Trusts’ investment in the Advisor Fund. Although redemptions of interests in Advisor Funds are generally subject to advance notice requirements, Advisor Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Advisor Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Advisor Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Advisor Fund, the Trusts would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at their net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Trusts may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Advisor Fund. In other cases, as when an Advisor Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Advisor Fund interests, the Trusts may determine that it is appropriate to apply a discount to the net asset value of the Advisor Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Advisors of the Advisor Funds, upon which the Trusts calculate their month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Advisor Funds are audited by those Funds’ independent registered public accounting firms and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Trusts at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Trusts received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Advisors or revisions to net asset value of an Advisor Fund adversely affect the Trusts’ net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in the Advisor Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Trusts are aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Trusts’ investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by

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the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Trusts and consistent with applicable regulatory guidelines.

If the Trusts hold any securities other than interests in Advisor Funds, the Trusts will generally value the portfolio securities of any Advisor Accounts and the portfolio securities held by the Trusts as follows:

(1)	U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

(2)	Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

(3)

If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one director, to instead

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adopt procedures to be used by the Investment Manager, if so delegated by the Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

(4)	All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Trusts are determined. When an event materially affects the values of securities held by the Trusts or their liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Trusts. Consequently, the fees charged to the Trusts and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Trusts, including the Management Fee, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Trusts’ net assets if the judgments of the Board, the Investment Manager, or Advisors should prove incorrect. Also, Advisors will only provide determinations of the net asset value of Advisor Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Trusts more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Trusts. Its principal business address is 725 South Figueroa Street, Los Angeles, CA 90017.

Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, acts as Trust Counsel and [ • ] acts as Independent Trustee Counsel.

36

CUSTODIAN

U.S. Bancorp Fund Services, LLC (the “Custodian”) serves as the custodian of the Trusts’ assets, and may maintain custody of the Trusts’ assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Trusts are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 800 Nicollet Mall, Minneapolis, MN 55402.

SUMMARY OF DECLARATION OF TRUSTS

The following is a summary description of additional items and of select provisions of the Declaration of Trusts that are not described elsewhere in this Registration Statement. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trusts filed as exhibits to the Trusts’ Registration Statement.

Liability of Shareholders; Duty of Care

All persons extending credit to, doing business with, contracting with or having or asserting any claim against a Trust or the Trustees shall look only to the assets of such Trust for payment under any such credit, transaction, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable for such credit, transaction, contract or claim. Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by the Trusts or the Trustees.

Under the Declaration of Trusts, there is expressly disclaimed Shareholder and Trustee liability for the acts and obligations of the Trusts. Nothing in the Declaration of Trusts shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer in connection with the Trusts.

Massachusetts law permits a Shareholder of a business trust (such as the Trusts) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Trust Shareholder will incur financial loss from being held liable as a “partner” of the Trusts is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

Term, Dissolution and Liquidation

The liquidation of the Trusts may be authorized at any time by vote of a majority of the Trustees or by instrument executed by a majority of their number then in office, provided the Trustees

37

find that it is in the best interest of the Shareholders of the Trusts or as otherwise provided in the Declaration of Trusts.

Upon the occurrence of any event of dissolution, the Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or the Investment Manager is unable to perform this function), is charged with winding up the affairs of the Trusts and liquidating their assets.

Upon the dissolution of the Trusts, their assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Trusts, other than debts to Shareholders, including actual or anticipated liquidation expenses, and (2) then to satisfy debts, liabilities and obligations owing to the Shareholders. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the best interests of the Shareholders in facilitating an orderly liquidation.

Voting

Each Share represents an interest in the Trusts proportionately equal to the interest of each other Share. Each Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. The Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Trusts, Shareholders are entitled to share pro rata in the net assets of the Trusts available for distribution to Shareholders after all expenses and debts have been paid.

Each Member has the right to cast a number of votes equal to the number of Shares owned at a meeting of Shareholders called by the Board or by Shareholders holding not less than one-third of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which Shareholders of a registered investment company organized as a business trust would normally be entitled to vote, including the election of Trustees, approval of the Trusts’ investment advisory agreement, and approval of the Trusts’ auditors, and on certain other matters, to the extent that the 1940 Act requires a vote of Shareholders on any such matters. Except for the exercise of their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Trusts’ business, and may not act for or bind the Trusts.

REPORTS TO SHAREHOLDERS

The Trusts will furnish to Shareholders as soon as practicable after the end of each taxable year such information as is necessary for Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Trusts will send to Shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Investment Manager regarding the Trusts’ operations during each fiscal quarter also will be sent to Shareholders.

38

FISCAL YEAR

For accounting purposes, the Trusts’ fiscal year is the 12-month period ending on March 31. For tax purposes, the Trusts adopted the 12-month period ending March 31 of each year as their taxable year.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Trusts and reports to Shareholders may include quotations of investment performance. In these materials, the Trusts’ performance will normally be portrayed as the net return to an investor in the Trusts during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Trusts’ investment performance.

The Trusts’ investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Trusts, may also be used to advertise or market the Trusts, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Trusts’ investment performance to the performance of recognized market indices and other indices, including but not limited to the HFRI Funds of Funds Index. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Trusts.

FINANCIAL STATEMENTS

The following comprise the financial statements of the Trusts:

•	Report of Independent Registered Public Accounting Firm

•	Statement of Assets and Liabilities

•	Schedule of Investments

•	Statement of Operations

•	Statement of Changes in Net Assets

•	Statement of Cash Flows

39

•	Financial Highlights

•	Notes to Financial Statements

40

PART C

COAST CORE STRATEGIES FUND

COAST CORE STRATEGIES MANAGED VOLATILITY FUND

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(1) Financial Statements:

Registrant’s audited initial seed money Balance Sheet and Report of Independent Registered Public Accounting Firm—to be filed by amendment.

(2) Exhibits:

(a) (i) Amended and Restated Declaration of Trust of Coast Core Strategies Fund dated as of January [    ], 2005 – to be filed by amendment.

(ii) Declaration of Trust of Coast Core Strategies Managed Volatility Fund dated as of January [    ], 2005 – to be filed by amendment.

(b) (i) By-Laws of Coast Core Strategies Managed Volatility Fund – to be filed by amendment.

(ii) By-Laws of Coast Core Strategies Fund – to be filed by amendment.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Not applicable.

(g) Form of Investment Advisory Agreement - to be filed by amendment.

(h) (i) Form of Distributor’s Agreement - to be filed by amendment.

(ii) Form of Selling Agreement - to be filed by amendment.

(i) Not applicable.

(j) Custody Agreement - to be filed by amendment.

(k) (i) Escrow Agreement with U.S. Bancorp Fund Services, LLC – To be filed by amendment.

41

(ii) Form of Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC – to be filed by amendment.

(iii) Trust and Investor Accounting Services Agreement between U.S. Bancorp Fund Services, LLC and selected broker-dealers or financial advisers. - to be filed by amendment.

(l) Opinion and Consent of Mayer, Brown, Rowe & Maw LLP – to be filed by amendment.

(m) Not applicable.

(n) Opinion and Consent of Independent Accountants—to be filed by amendment.

(o) Not applicable.

(p) Investment Letter from Coast Asset Management L.P. to Registrant. – to be filed by amendment.

(q) Not applicable.

(r) Code of Ethics of [                ] dated as [                ] pursuant to Rule 17j-1 under the Investment Company Act of 1940: – to be filed by amendment.

Item 25.	Marketing Arrangements

See Form of Distributor’s Agreement to be filed by amendment.

Item 26.	Other Expenses of Issuance and Distribution

Registration fees	$[ ]
Legal fees	[ ]
NASD fees	[ ]
Blue Sky fees	[ ]
Accounting fees	[ ]
Printing	[ ]
Miscellaneous	[ ]
Total	$[ ]

Item 27.	Persons Controlled by or Under Common Control with the Registrant

None.

42

Item 28.	Number of Holders of Securities

As of [        ], 2005, the number of record holders of each class of securities of the registrant, is shown below:

(1) Title of Class	(2) Number of Recordholders

Shares of beneficial interest	1

Item 29.	Indemnification

Reference is made to the provisions of Article seven of Registrant’s Declaration of Trust filed as Exhibit 24 (a) to this Registration Statement, and incorporated herein by reference.

Registrant, in conjunction with the Coast Asset Management L.P. (the “Adviser”) and Registrant’s managers, maintains insurance on behalf of any person who is or was an officer, employee, or agent of Registrant against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

Item 30.	Business and Other Connections of the Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant’s Registration Statement in the section entitled “Board of Trustees; Officers.” Information as to the directors and officers of the Adviser is included in its Form ADV as filed with the Commission (File No. 801-57758), and is incorporated herein by reference.

Item 31.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Coast Asset Management L.P. at its offices at 2450 Colorado Avenue, Suite 100 East Tower, Santa Monica, California 90404.

Item 32.	Management Services

Not applicable

Item 33.	Undertakings

Not applicable

43

APPENDIX A

Industry Classifications

A) Basic Materials

1) Chemicals
2) Forest Products & Paper
3) Iron/Steel
4) Mining

B) Communications

5) Advertising
6) Internet
7) Media
8) Telecommunications

C) Consumer, (Cyclical)

9) Airlines
10) Apparel
11) Auto Manufacturers
12) Auto Parts & Equipment
13) Distribution/Wholesale
14) Entertainment
15) Food Service
16) Home Builders
17) Home Furnishings
18) Housewares
19) Leisure Time
20) Lodging
21) Office furnishings
22) Retail
23) Storage/Warehousing
24) Textiles
25) Toys/Games/Hobbies

D) Consumer, (Non-Cyclical)

26) Agriculture
27) Beverages
28) Biotechnology
29) Commercial Services
30) Cosmetics/Personal Carte
31) Food
32) Healthcare-Products
33) Healthcare-Services
34) Household Products/Wares
35) Pharmaceuticals

E) Diversified

36) Holding Companies-Divers

F) Energy

37) Coal
38) Energy-alternate Sources
39) Oil & Gas
40) Oil & Gas Services
41) Pipelines

G) Financial

42) Banks
43) Closed-end Funds
44) Country Funds-Closed-end
45) Diversified Financial Service
46) Insurance
47) Investment Companies
48) REITS
49) Real Estate
50) Savings 7 Loans
51) Venture Capital

H) Industrial

52) Aerospace/Defense
53) Building Materials
54) Electrical Company & Equipment
55) Electronics
56) Engineering & construction
57) Environmental Control
58) Hand/<Machine Tools
59) Machinery – Construction & mining
60) Machinery – Diversified
61) Metal Fabricates/Hardware
62) Miscellaneous Manufacture
63) Packaging & Containers
64) Shipbuilding
65) Transportation
66) Trucking & Leasing

I) Technology

67) Computers
68) Office/Business Equipment
69) Semiconductors
70) Software

J) Utilities

71) Electric
72) Gas
73) Water

A-1

Coast Core Strategies Fund and Coast Core Strategies Managed Volatility Fund

2450 Colorado Avenue, Suite 100

East Tower

Santa Monica, CA 90404

(310) 576-3500

Investment Manager

Coast Asset Management L.P.

2450 Colorado Avenue, Suite 100

East Tower

Santa Monica, CA 90404

(310) 576-3500

Distributor

Coast Asset Securities L.L.C.

2450 Colorado Avenue, Suite 100

East Tower

Santa Monica, CA 90404

(310) 576-3500

Custodian Bank

U.S. Bancorp Fund Services, LLC

800 Nicollet Mall

Minneapolis, MN 55402

[(        ) [            ]

Independent Registered Public Accounting Firm

Ernst & Young LLP

725 South Figueroa Street

Los Angeles, CA 90017

(213) 977-3200

Trust Counsel

Mayer, Brown, Rowe & Maw LLP

1675 Broadway

New York, NY 10019

(212) 506-2500